UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Novatel Wireless, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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April 30, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of Novatel Wireless, Inc., to be held on Thursday, June 21, 2007, at 2:00 p.m., Pacific Daylight Time, at the Woodfin Hotel, 10044 Pacific Mesa Blvd., San Diego, California 92121.

Information about the meeting and the various matters on which the stockholders will act is included in the Notice of Annual Meeting of Stockholders and Proxy Statement which follow. Also included is a Proxy Card and postage paid return envelope.

It is important that your shares be represented at the meeting. Whether or not you plan to attend, in order to ensure your representation at the annual meeting, please complete and return your Proxy Card in the enclosed envelope as promptly as possible.

Sincerely,

Peter V. Leparulo
Executive Chairman

NOVATEL WIRELESS, INC.

9645 Scranton Road

San Diego, California 92121

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 21, 2007

To the Stockholders of Novatel Wireless, Inc.:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders of Novatel Wireless, Inc., a Delaware corporation (the “Company”), will be held on June 21, 2007 at 2:00 p.m., Pacific Daylight Time, at the Woodfin Hotel, 10044 Pacific Mesa Blvd., San Diego, California 92121, for the following purposes:

1. To elect one Class I director to the Board of Directors of the Company (the “Board”) to serve a three-year term that expires at the Company’s 2010 Annual Meeting of Stockholders;

2. To approve an amendment to the Novatel Wireless, Inc. 2000 Stock Incentive Plan, as amended and restated to date, to increase the number of shares reserved for issuance under the plan by 2,000,000;

3. To approve an amendment to the Novatel Wireless, Inc. 2000 Employee Stock Purchase Plan, as amended and restated to date, to increase the number of shares reserved for issuance under the plan by 200,000;

4. To ratify the selection by the Audit Committee of the Board of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending December 31, 2007; and

5. To transact such other business as may properly come before the 2007 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. The Board recommends a vote “For” items 1, 2, 3 and 4. The Board or proxy holders will use their discretion on other matters that may arise at the 2007 Annual Meeting of Stockholders.

The Board has fixed the close of business on April 26, 2007 as the record date for determining Stockholders entitled to notice of and to vote at the 2007 Annual Meeting of Stockholders and any adjournments or postponements thereof.

By Order of the Board of Directors,

Catherine F. Ratcliffe
V.P., Business Affairs and Secretary

April 30, 2007

San Diego, California

NOVATEL WIRELESS, INC.

9645 Scranton Road

San Diego, California 92121

PROXY STATEMENT

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 21, 2007

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors of Novatel Wireless, Inc. (the “Company”) is soliciting your proxy to vote at the 2007 Annual Meeting of Stockholders to be held on June 21, 2007 at 2:00 p.m., Pacific Daylight Time, at the Woodfin Hotel, 10044 Pacific Mesa Blvd., San Diego, California 92121, and at any adjournments or postponements thereof. You are invited to attend the 2007 Annual Meeting of Stockholders to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign, date and return the enclosed Proxy Card.

We intend to mail this Proxy Statement and the accompanying Proxy Card on or about May 4, 2007 to all stockholders of record entitled to vote at the 2007 Annual Meeting of Stockholders.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on April 26, 2007 will be entitled to notice of and to vote at the 2007 Annual of Stockholders. At the close of business on this record date, there were 30,390,353 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on April 26, 2007 your shares were registered directly in your name with the Company’s transfer agent, U.S. Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the 2007 Annual Meeting of Stockholders or vote by proxy. Whether or not you plan to attend the meeting, we urge you to complete and return the enclosed Proxy Card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on April 26, 2007 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2007 Annual Meeting of Stockholders. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the 2007 Annual Meeting of Stockholders. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are four matters scheduled for a vote at the 2007 Annual Meeting of Stockholders:

1.	The election of one Class I director to the Board to serve a three-year term that expires at the Company’s 2010 Annual Meeting of Stockholders;

2.	The amendment of our 2000 Stock Incentive Plan in order to increase the number of shares reserved for issuance under the plan by 2,000,000;

3.	The amendment of our 2000 Employee Stock Purchase Plan in order to increase the number of shares reserved for issuance under the plan by 200,000; and

4.	The ratification of the selection by the Audit Committee of the Board of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending December 31, 2007.

In addition to the four matters scheduled for a vote, the stockholders will consider such other business as may properly come before the 2007 Annual Meeting of Stockholders. As of the date of this Proxy Statement, we do not know of any other business that may come before the meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends a vote:

•	“For” the election of the nominated Class I director with a term expiring at the 2010 Annual Meeting of Stockholders;

•	“For” the amendment of the 2000 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan by 2,000,000;

•	“For” the amendment of the 2000 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan by 200,000; and

•	“For” ratification of the selection by the Audit Committee of the Board of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending December 31, 2007.

Unless you provide other voting instructions on your Proxy Card, your proxy (who is one of the individuals named in your Proxy Card) will vote in accordance with the recommendations of the Board with respect to these four matters.

How do I vote?

You may vote either “For” the nominee to the Board or you may “Withhold” your vote for such nominee. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the 2007 Annual Meeting of Stockholders or vote by proxy using the enclosed Proxy Card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the 2007 Annual Meeting of Stockholders and we will give you a ballot when you arrive.

•

To vote by proxy, complete, sign and date the enclosed Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. We urge you to complete and mail the proxy card to ensure that your vote is counted.

If you want to vote in person at the 2007 Annual Meeting of Stockholders, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own at the close of business on April 26, 2007.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated Proxy Card without marking any voting selections, your shares will be voted “For” the election of the nominee for director, “For” the amendment of the 2000 Stock Incentive Plan, “For” the amendment of the 2000 Employee Stock Purchase Plan and “For” the ratification of the selection by the Audit Committee of the Board of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for its fiscal year ending December 31, 2007. If any other matter is properly presented at the meeting, your proxy (who is one of the individuals named in your Proxy Card) will vote your shares using his or her best judgment.

What does it mean if I receive more than one proxy card?

If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each Proxy Card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

You can revoke your proxy at any time before the final vote at the 2007 Annual Meeting of Stockholders. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to the Company’s Corporate Secretary at 9645 Scranton Road, San Diego, California 92121; or

•	You may attend the 2007 Annual Meeting of Stockholders and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine and on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.”

How many votes are needed to approve each proposal?

For the director election, the nominee receiving the most “For” votes, among votes properly cast in person or by proxy, will be elected. Only votes “For” or “Withheld” will affect the outcome of the director election. Broker non-votes will have no effect.

The second proposal (amendment of the 2000 Stock Incentive Plan) must receive a “For” vote from the majority of the shares present and entitled to vote either in person or by proxy. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

The third proposal (amendment of the 2000 Employee Stock Purchase Plan) must receive a “For” vote from the majority of the shares present and entitled to vote either in person or by proxy. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

The fourth proposal (ratification of the Audit Committee’s selection of the Company’s independent auditors for the fiscal year ending December 31, 2007) must receive a “For” vote from the majority of the shares present and entitled to vote either in person or by proxy. If you abstain from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the shares outstanding and entitled to vote are represented at the 2007 Annual Meeting of Stockholders, in person or by proxy. On the record date, there were 30,390,353 shares outstanding and entitled to vote. As a result, at least 15,195,177 of these shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting, in person or by proxy, may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the 2007 Annual Meeting of Stockholders. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter ended June 30, 2007 filed with the Securities and Exchange Commission (“SEC”) in August 2007 and available when filed at www.sec.gov.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. We have retained The Altman Group, an independent third party solicitor, to aid in the solicitation of proxies by mail, telephone, facsimile, e-mail and personal solicitation. For these services we will pay The Altman Group a fee of approximately $10,000, plus expenses. In addition, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors, officers and employees will not be paid any additional compensation for soliciting proxies. We will also request that brokerage firms, banks and other agents holding shares beneficially owned by others send proxy materials to, and obtain proxies from, the beneficial owners of such shares and will, upon request, pay the holders’ reasonable expenses for doing so.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THE INFORMATION AND REPRESENTATIONS CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF NOVATEL WIRELESS, INC. SINCE THE DATE HEREOF.

Our executive offices are located at 9645 Scranton Road, San Diego, California 92121, telephone (858) 812-3400. When this Proxy Statement refers to “we”, “us” and “our” it is referring to Novatel Wireless, Inc. together with its wholly-owned subsidiaries.

The date of this Proxy Statement is April 30, 2007.

PROPOSAL 1:

ELECTION OF DIRECTORS

COMPOSITION OF THE BOARD

Our Board of Directors currently has seven seats, with six individuals currently serving on the Board and one current vacancy. In accordance with our certificate of incorporation, our Board is divided into three separate classes of directors and each class has a three-year term. Vacancies on the Board may be filled by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including a vacancy created by an increase in the number of directors, shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified.

The current composition of the Board is:

Class I Directors (term expiring at this Meeting)	Robert H. Getz
Peng K. Lim
Greg Lorenzetti

Class II Directors (serving until the 2008 Meeting)	David A. Werner

Class III Directors (serving until the 2009 Meeting)	Peter V. Leparulo
Horst J. Pudwill

At the 2007 Annual Meeting of Stockholders, the term of office of the three current Class I directors will expire. At the recommendation of the Nominating Committee, the Board has nominated Greg Lorenzetti for election to the Board as the sole member of Class I. If elected at the 2007 Annual Meeting of Stockholders, Mr. Lorenzetti would serve until the 2010 Annual Meeting and until his successor is elected and qualified, or until his earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person, or represented by proxy, and entitled to vote at the Annual Meeting. Shares represented by properly executed proxies will be voted, if authority to do so is not withheld, for the election of Greg Lorenzetti. In the event that Mr. Lorenzetti should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Nominating Committee may recommend and the Board may propose. Mr. Lorenzetti has agreed to serve if elected, and the Company has no reason to believe that he will be unable to serve.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the 2007 Annual Meeting of Stockholders.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2010 ANNUAL MEETING

Greg Lorenzetti, age 44, has served as president of Titan Partners, LLC, a private equity and technology commercialization investment firm since 2002. He is a founding member of HFI, a privately held investment company based in the United Kingdom. In the past, he served as an executive within the financial sector, and advised boards and principals of public and private companies on capital formation, marketing, and strategic planning issues. Mr. Lorenzetti is a founding shareholder of Cardiovax, a biotech company currently developing a vaccine for heart disease in a joint commercialization project. He has been an investor in numerous early stage technology companies such as Nomadix, a company recently acquired by Maginet. Mr Lorenzetti has been active investor and advisor in oil and gas exploration projects around the world over the last three years. The most recent project involved several concessions in a farmout agreement in East Africa aggregating more than 10 million acres between two privately held companies. Mr. Lorenzetti majored in Economics at Stanford University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE.

CLASS II DIRECTORS CONTINUING IN OFFICE UNTIL THE 2008 ANNUAL MEETING

David A. Werner, age 54, has served as a director since January 2004. Since 2004, Mr. Werner has been Co-Owner of Aerofit, Inc., an engineered component manufacturer. Prior to that, Mr. Werner was a Partner at Engineered Components, an acquisition and business development company serving the engineered components market, which he joined in 2002. Prior to Engineered Components, Mr. Werner served as Executive Vice President and Chief Financial Officer of Day Runner, Inc. from 1999 to 2002. Prior to that, Mr. Werner was Executive Vice President and a member of the Board of Directors for Kaynar Technologies, Inc., a specialty component manufacturer, from 1994 to 1999. Mr. Werner is a Certified Public Accountant and received both a Bachelor of Science in Business Administration and a Master of Business Administration both from the University of Southern California. Mr. Werner currently serves as the Chairman of our Audit Committee and as a member of our Nominating Committee.

CLASS III DIRECTORS CONTINUING IN OFFICE UNTIL THE 2009 ANNUAL MEETING

Peter V. Leparulo, age 48, has served as our Executive Chairman since November 2006 and as a director since May 2003. From January 2003 to November 2006, he served as our Chief Executive Officer. Prior to January 2003, he was our Senior Vice President, General Manager, CDMA Operations since May 2001. From September 2000 to May 2001, he served as our Senior Vice President, Corporate and Strategic Development and General Counsel. From June 1998 until September 2000, Mr. Leparulo was a Senior Partner at the law firm of Orrick, Herrington & Sutcliffe LLP, where he specialized in corporate finance, mergers and acquisitions, securities, intellectual property and general corporate matters. Prior to joining Orrick, Mr. Leparulo was a Partner at the law firm of Pillsbury Madison & Sutro LLP, from January 1992 until June 1998, and an Associate at that firm from October 1989 until January 1992. He holds a Bachelor of Science from Colgate University and a Juris Doctor from Case Western Reserve University.

Horst J. Pudwill, age 61, has served as a director since July 2003. Since 1985, Mr. Pudwill has served as Founder, Chairman and Chief Executive Officer of Techtronic Industries Co., Ltd., a Hong Kong-based global manufacturer of industry leading brands in power tools, lawn and garden equipment, and floor care appliances. Mr. Pudwill co-founded Novatel Wireless and previously served on our Board from 1996 until 2000. Mr. Pudwill received a Master’s Degree in Commerce and Engineering from Technical College, Flensburg, Germany and a degree in Engineering from Technical College, Verden, Germany. Mr. Pudwill currently serves as a member of our Compensation Committee and as a member of our Nominating Committee.

Mark Rossi, who was elected as a Class II director in July 2005 at the 2005 Annual Meeting of Stockholders and who had served on our Board since 1999, resigned from the Board effective March 29, 2006.

John Davis, who had served on our Board since 2005, died on November 17, 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND

DIRECTOR INDEPENDENCE

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into indemnity agreements with each of its executive officers and directors, and certain other Company employees, which provide, among other things, that the Company will indemnify such officer, director or employee, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings to which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law.

The Company has entered into Change of Control Agreements with certain of its named executive officers. See “Payments Made Upon a Change of Control” on page 25. In addition, the Company has entered into an

Executive Chairman Agreement with Peter Leparulo and a Salary Continuation Agreement with Dan Halvorson. See “Employment, Salary Continuation and Option Amendment Agreements” on page 22.

INDEPENDENCE OF THE BOARD OF DIRECTORS

The listing standards of the Nasdaq Stock Market (“Nasdaq”), on which our shares are listed, require that a majority of the members of a listed company’s Board of Directors qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board consults with the Company’s legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, the Board has affirmatively determined that all the Company’s directors and director nominees are independent within the meaning of the applicable Nasdaq listing standards, as well as applicable SEC rules and regulations, except for Mr. Leparulo, the Executive Chairman and an employee of the Company. Mr. Leparulo is not a member of any Board committee. In addition, all of our non-employee directors and director nominees qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) and the rules and regulations thereunder, and as “non-employee directors” as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”).

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders who wish to communicate with one or more members of the Board may do so by sending written communications to the following address:

[Board of Directors] or [Independent Directors] or [Name of Individual Director(s)]

Novatel Wireless, Inc.

c/o Corporate Secretary

9645 Scranton Road

San Diego, CA 92121

The Company’s independent directors meet regularly in executive sessions at which only independent directors are present. Stockholders interested in communicating with independent directors may address correspondence to a particular director, or to the independent directors generally. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chairman of the Audit, Compensation, Corporate Governance or Nominating Committee, as applicable. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board or the individual directors on a periodic basis. The Board has instructed the Secretary to review all communications so received, and to exercise discretion not to forward to the Board correspondence that is inappropriate such as business solicitations and advertising. However, any director may at any time request the Secretary to forward any and all communications received by the Secretary but not forwarded to the directors. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving the Company will be promptly and directly forwarded to the Audit Committee.

CODE OF ETHICS

Our Board of Directors has adopted a code of business conduct and ethics that applies to all our directors, officers and employees. We distribute this code to our newly appointed directors and newly hired employees and conduct training sessions regarding its content for all directors, officers and employees. In the event that an amendment to, or a waiver from, a provision of the code of business conduct and ethics that applies to any of our directors or executive officers is necessary, we intend to post such information on our website. A copy of our code of business conduct and ethics can be obtained from our website at www.novatelwireless.com.

INFORMATION REGARDING THE BOARD AND ITS STANDING COMMITTEES

BOARD MEETINGS AND DIRECTOR ATTENDANCE

Each director is expected to devote sufficient time, energy and attention to ensure diligent performance of his duties and to attend all meetings of the Board and the committees on which he serves. During the year ended December 31, 2006, our Board of Directors met 10 times (including 4 regularly scheduled meetings and 6 special meetings), and acted by unanimous written consent 4 times. Each Board member attended at least 75% of the meetings of the Board and the committees on which he served, that were held during the period for which he was a director or committee member, respectively. Although the Company does not have a formal policy regarding attendance by members of the Board at the Annual Meetings of Stockholders, we encourage, but do not require, directors to attend. Mr. Leparulo attended the 2006 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD

In 2006, the Board had four standing committees to facilitate and assist the Board in the execution of its responsibilities: an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee. Each such committee operates pursuant to a written charter which is available upon written request sent to the Secretary of the Company. We filed the Nominating Committee charter as an appendix to our definitive Proxy Statement in April 2006 and the Audit Committee and Compensation Committee charters are attached to this Proxy Statement as Appendix A and Appendix B, respectively.

The table below shows current membership for each of the standing Board committees:

Audit Committee	Corporate Governance Committee	Nominating Committee	Compensation Committee
Robert Getz	Robert Getz*	Horst Pudwill	Greg Lorenzetti
Greg Lorenzetti	Peng Lim	David Werner	Horst Pudwill
David Werner*

*	Committee Chairman

AUDIT COMMITTEE

The Audit Committee of the Board of Directors has three members and met 9 times during the year ended December 31, 2006. The Audit Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to Nasdaq rules and applicable rules promulgated by the SEC. The Board has determined that all the members of the Audit Committee are financially literate pursuant to Nasdaq rules. The Board has also determined that Mr. Werner, Chairman of the Audit Committee, is an “Audit Committee Financial Expert” within the meaning stipulated by the SEC and is “financially sophisticated” within the meaning stipulated by applicable Nasdaq rules. In making its determinations, the Board considered a number of factors, including Mr. Werner’s formal education and experience as a chief financial officer. The Board has adopted a charter for the Audit Committee, which is attached to this Proxy Statement as Appendix A and is available upon written request sent to the Secretary of the Company. The Audit Committee reviews and assesses the adequacy of the Audit Committee charter on an annual basis.

The Audit Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to oversee our corporate accounting and financial reporting process; review and monitor the adequacy and effectiveness of our internal controls; select, compensate and review the services of our Independent Registered Public Accounting Firm; and discuss with management and such independent auditors the results of the annual audit and the results of the reviews of the Company’s quarterly financial statements.

CORPORATE GOVERNANCE COMMITTEE

The Corporate Governance Committee of the Board of Directors currently has two members and met 2 times during the year ended December 31, 2006. The Corporate Governance Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to Nasdaq rules. The Board has adopted a charter for the Corporate Governance Committee which is available upon written request sent to the Secretary of the Company. The Corporate Governance Committee is responsible for monitoring developments in corporate governance principles and standards, assessing the adequacy of the Company’s governance system, establishing a set of corporate governance principles for the Company and monitoring the Board’s and management’s compliance with the established principles.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors currently has two members and met 2 times during the year ended December 31, 2006. The Nominating Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to Nasdaq rules. For any given year, our Nominating Committee consists of all our independent directors other than those directors whose terms of office expire at the next occurring annual meeting of stockholders. The Board has adopted a charter for the Nominating Committee, which was attached as an appendix to our definitive Proxy Statement in April 2006 and is available upon written request sent to the Secretary of the Company. The Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company and members of the Board’s constituent committees, and recommending candidates for the Board to appoint or recommend that our stockholders approve, as applicable. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end the Nominating Committee considers (1) the current size and composition of the Board and the needs of the Board and its constituent standing committees, (2) such factors as relevant business experience, expertise, character, judgment, length of potential service, independence, and other pre-existing commitments, (3) in the case of incumbent directors, such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that may impair such directors’ independence and (4) such other factors as the Nominating Committee may deem appropriate. While the Nominating Committee has not established specific age, education, years of business experience or specific types of skills required by potential director candidates, it expects qualified candidates will have ample experience and a proven record of business success and leadership. Overall, the Nominating Committee seeks to assemble a Board comprised of individuals with significant appropriate senior management and leadership experience, a comfort with technology, a long-term and strategic perspective and the ability to advance constructive debate and a global perspective.

The Nominating Committee considers recommendations of potential candidates from current directors, management and stockholders. The Committee does not alter the manner in which it evaluates candidates based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the following address:

Novatel Wireless, Inc.

c/o Corporate Secretary

9645 Scranton Road

San Diego, CA 92121

Such recommendations must be received by the Corporate Secretary at least 120 calendar days prior to the anniversary date of the mailing of the Company’s proxy statement for the last Annual Meeting of Stockholders. Submissions must include the full name of the proposed nominee, the nominee’s home and business contact information, a description of the proposed nominee’s business experience for at least the previous five years, information regarding any relationships between the candidate and the Company within the last three years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of the Company’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. To date, the Nominating Committee has not received, nor has it rejected, a timely director nominee from a stockholder or stockholders holding more than 5% of the voting capital stock of the Company.

Upon receipt of a recommendation for a director candidate, the Secretary assesses the Board’s needs, primarily whether or not there is a current or pending vacancy or a possible need to be filled by adding or replacing a director. The Secretary then develops a director profile by comparing the current list of desired criteria with the candidate’s qualifications and the qualifications of the then-current members of the Board. The profile and the candidate’s submitted information are provided to the Chairman of the Nominating Committee and the Chairman of the Board for discussion. Following this discussion, the profile and the candidate’s materials are forwarded to all Nominating Committee members and consideration of the candidate is added as an agenda item for the next Nominating Committee meeting.

Similarly, if at any time the Nominating Committee or the Board determines there may be a need to add or replace a director, the Secretary, the Chairman of the Nominating Committee and the Chairman of the Board develop a director profile by comparing the current list of desired criteria with the qualifications of the then-current members of the Board. If no candidates are apparent from any source, the Nominating Committee will determine the appropriate method to conduct a search.

Regardless of how a candidate is brought to the Nominating Committee’s attention, qualified candidates are asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended invitations to join the Board. If a candidate accepts, he or she is formally nominated.

COMPENSATION COMMITTEE.

The Compensation Committee of the Board of Directors currently has two members and met 15 times during the year ended December 31, 2006. The Compensation Committee is comprised solely of non-employee directors, all of whom the Board has determined are independent pursuant to Nasdaq rules. The Board has adopted a charter for the Compensation Committee, which is attached to this Proxy Statement as Appendix B and is available upon written request sent to the Secretary of the Company. The Compensation Committee’s responsibilities, which are discussed in detail in its charter, include, among other duties, the responsibility to:

•

establish and review the Company’s general compensation policies and levels of compensation applicable to the Company’s executive officers and the Company’s non-employee directors in their respective capacities as Board and Board Committee members;

•	review regional and industry-wide compensation practices in order to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies;

•	oversee the Company’s equity compensation plans that may be adopted by the Company from time to time;

•	oversee the Company’s Secondary Compensation Committee which is responsible for authorizing and approving stock option grants to newly hired non-executive officer employees; and

•	perform such other duties as the Board may request from time to time.

Compensation decisions for the 7 members of the Company’s executive management team, which includes the Executive Chairman, the Acting Chief Executive Officer and Chief Operating Officer and other executive officers of the Company, and the Company’s directors are made by the Compensation Committee. Decisions regarding non-equity compensation of the other employees are currently made by the Company’s Executive Chairman and the Company’s Acting Chief Executive Officer. During 2006, the Committee engaged an outside human resources consulting firm to conduct a review of its total compensation program for executive officers. See “Compensation Discussion and Analysis” on page 14 and “Compensation of Directors” on page 29 for a description of the Company’s processes and procedures for the consideration and determination of executive compensation and director compensation, respectively. As permitted under Delaware law, the Compensation

Committee has delegated the authority to grant equity compensation to new hires of the Company, other than executive officers, to a Secondary Compensation Committee comprised of two executive officers of the Company, subject to certain limitations. The Compensation Committee periodically reviews grants made by the Secondary Compensation Committee to ensure compliance with the per employee and aggregate limitations that the Committee has outlined.

The agenda for meetings of the Compensation Committee is determined by its Chairman with the assistance of the Company’s Secretary. Compensation Committee meetings are generally attended by the Executive Chairman, the Acting Chief Executive Officer and the Vice President of Business Affairs. At each meeting, the Compensation Committee also meets in executive session. the Compensation Committee’s Chairman reports the Committee’s determinations on executive officer compensation to the Board. The Company’s human resources department supports the Compensation Committee in its duties and, along with the Executive Chairman, the Acting Chief Executive Officer and the Vice President of Business Affairs, may be delegated authority to fulfill certain administrative duties regarding the compensation programs. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Compensation Committee reviews the total fees paid to outside consultants by the Company to ensure that the consultants maintain their objectivity and independence when rendering advise to the Compensation Committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

At various times during the fiscal year ended December 31, 2006, Messrs. Getz, Lim and Werner served on the Company’s Compensation Committee. No member of the Compensation Committee during 2006 has ever been an officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the Compensation Committee or Board of Directors of any other entity that has one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers:

Name	Age	Position with the Company
Peter V. Leparulo	48	Executive Chairman
George B. Weinert	48	Acting Chief Executive Officer and Chief Operating Officer
Robert M. Hadley	44	Senior Vice President, Worldwide Sales and Marketing
Dan L. Halvorson	41	Chief Financial Officer
Catherine F. Ratcliffe	49	Vice President, Business Affairs and Secretary
Christopher J. Ross	53	Vice President, Operations
Slim S. Souissi	41	Senior Vice President and Chief Technology Officer

Peter V. Leparulo has served as a director since May 2003 and as our Executive Chairman since November 2006. Prior to that time, he served as our Chief Executive Officer from January 2003 to November 2006, as our Senior Vice President, General Manager, CDMA Operations from May 2001 to January 2003 and as our Senior Vice President, Corporate and Strategic Development and General Counsel from September 2000 to May 2001. From June 1998 until September 2000, Mr. Leparulo was a Senior Partner at the law firm of Orrick, Herrington & Sutcliffe LLP, where he specialized in corporate finance, mergers and acquisitions, securities, intellectual property and general corporate matters. Prior to joining Orrick, Mr. Leparulo was a Partner at the law firm of Pillsbury Madison & Sutro LLP, from January 1992 until June 1998, and an Associate at that firm from October 1989 until January 1992. He holds a Bachelor of Science from Colgate University and a Juris Doctor from Case Western Reserve University.

George B. Weinert has served as our Acting Chief Executive Officer since November 2006 and as our Chief Operating Officer since April 2006. Prior to that time he served as our Vice President of Business Development since April 2003. From January 2002 to February 2003, he worked as Chief Operating Officer for Okbridge, Inc., an internet gaming and software company. From February 1998 to November 2001, Mr. Weinert worked for Novatel Wireless in both product management and strategic planning capacities. Prior to joining Novatel Wireless, he served as COO of Okbridge and as Vice President of Product Management at iVasion/RouterWare, Inc., where he oversaw the design, development and delivery of all commercial and OEM networking products. Mr. Weinert has also held senior management positions with NetManage, Inc., Age Logic, Inc., and Pathway Systems, where his responsibilities included engineering, sales and marketing of software and hardware products for local and wide area networking. He received a Bachelor of Science in Business Administration from San Diego State University.

Robert M. Hadley has served as our Senior Vice President of Worldwide Sales and Marketing since 2004 and during 2003 served as our Vice President of Sales and Marketing. Prior to that time, he served as our Vice President of Strategic Accounts from April 2001 to December 2002. Before joining us, Mr. Hadley was Vice President of Sales for e-SIM Ltd., a provider of advanced simulation technology for product development. Prior to that Mr. Hadley held various senior sales and marketing positions inside Aonix, a Thomson Software company providing IT solutions for corporate enterprise reporting and lifestyle software development markets, where he rose to the position of Vice President of Marketing. Mr. Hadley holds a Bachelor of Science in Computer Science from San Diego State University.

Dan L. Halvorson has served as our Chief Financial Officer since May 2004. Prior to that time, Mr. Halvorson served as our Vice President of Finance, Chief Accounting Officer and Treasurer since January 2004, our Vice President of Finance and Treasurer since September 2001, and as Director of Finance and Treasurer since joining us in March 2000. He earlier worked in public accounting at both Deloitte & Touche and PriceWaterhouse Coopers for a total of eight years serving both public and private client companies. Mr. Halvorson is a Certified Public Accountant and holds a Bachelor of Science in Business Administration from San Diego State University.

Catherine F. Ratcliffe has served as our Vice President of Business Affairs and Secretary, since joining the Company in May 2004. Before joining Novatel Wireless she practiced law privately, most recently as partner in the law firm Lamb & Kawakami. From 1997 to 2002 she was Vice President, General Counsel & Human Resources at Day Runner, Inc. Prior to that, she was a partner in the law firm Bryan Cave LLP practicing in the corporate finance, securities and mergers and acquisition areas from 1992 to 1997. Ms. Ratcliffe holds a Bachelor of Arts from the University of California at Los Angeles and a Juris Doctor from the University of California at Berkeley.

Christopher J. Ross joined Novatel Wireless in July 2005 as Vice President of Operations. From 1999 to 2005, Mr. Ross was Vice President of Operations at Ericsson Wireless Communications where he was responsible for world-wide supply of wireless telecommunications infrastructure based on CDMA radio access technology. From 1994 to 1999, he was Vice President, Manufacturing at QUALCOMM where he established and managed the company’s large systems manufacturing operations during a period of rapid growth. Prior to QUALCOMM, he was Vice President of Manufacturing at Spectragraphics where he founded the company’s contract manufacturing subsidiary (SMS Technologies) and also served as its General Manager. Mr. Ross holds both Bachelor and Master of Electrical Engineering degrees from Manhattan College.

Slim S. Souissi has served as our Senior Vice President and Chief Technology Officer since 2004 and prior to that time since October 2002, served as our Vice President and Chief Technology Officer. Prior to that time, he served as our Vice President of Emerging Technologies from December 2001 to October 2002 and as our Principal Research Scientist from May 2000 to December 2001. Prior to joining us, Dr. Souissi was Principal Staff Engineer in Motorola’s research and development operation from November 1994 to May 2000. Dr. Souissi earned a Ph.D. and a Master of Science in Electrical Engineering from the Georgia Institute of Technology, a Master of Science in Digital Signal Processing from the Ecole Superieure d’Electricite (France) and a Master of Science in Engineering from the Ecole Superieure d’Ingenieurs de Marseille (France). In addition, Dr. Souissi holds 28 U.S. patents, all related to wireless technology.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

COMPENSATION DISCUSSION AND ANALYSIS

OVERVIEW OF COMPENSATION PROGRAM

The Compensation Committee of the Board has responsibility for establishing, implementing and monitoring adherence to the Company’s compensation philosophy. The Compensation Committee seeks to ensure that the total compensation paid to the executive officers of the Company is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to those officers of the Company named in the Summary Compensation Table on page 20 (such individuals are referred to as the “named executive officers” throughout this Proxy Statement) are similar to those provided to all our other executive officers.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee believes that the most effective executive officer compensation program is one that is designed to reward the achievement of specific annual and long-term operational and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Committee evaluates both performance and compensation in an effort to ensure that the Company maintains its ability to attract and retain individuals of superior ability and managerial talent in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Compensation Committee believes executive compensation packages provided by the Company to its executive officers, including the named executive officers, should include both cash and stock-based compensation that rewards individual and corporate performance as measured against established goals.

ROLE OF EXECUTIVE OFFICERS IN COMPENSATION DECISIONS

The Compensation Committee makes all compensation decisions for the Company’s executive officers. Regarding the establishment of base salary levels payable throughout 2006 and cash and equity incentives in respect of 2006 performance, the Company’s CEO at the time, Mr. Leparulo, provided input and arranged for the Compensation Committee to have access to Company records and personnel for purposes of its deliberations. The Company’s Vice President of Business Affairs, Ms. Ratcliffe, also provided input to the Compensation Committee to this end. With respect to cash bonus payments made to the executive officers in 2007 with respect to 2006 performance, Mr. Leparulo (now our Executive Chairman) reviewed the performance of each executive officer (other than his own, which was reviewed by the Compensation Committee) and provided such input and observations to the Compensation Committee. Mr. Weinert, currently the Company’s acting CEO, also provided input to the Committee on the performance of the executive officers in 2006 (other than his own and Mr. Leparulo’s). The conclusions reached and recommendations based on these reviews, including with respect to salary adjustments for 2007 and annual cash bonus award amounts for 2006 performance, were presented to the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended adjustments or awards to executive officers.

SETTING EXECUTIVE COMPENSATION

Based on the foregoing objectives, the Compensation Committee has structured the Company’s annual and long-term incentive-based cash and non-cash executive compensation in an effort to motivate the Company’s executive officers to achieve the business goals set by the Company and reward them for achieving such goals. In furtherance of these objectives, in 2006 the Compensation Committee engaged Compensation Design Group, an outside consulting firm, to assess and evaluate its total compensation program for the executive officers of the Company and provide the Compensation Committee with relevant market data and recommendations to consider when developing compensation packages for the executive officers.

In making compensation decisions, the Compensation Committee compared each element of the executive’s total compensation package with the compensation packages of certain other companies with whom the Compensation Committee believes the Company competes for talent and for stockholder investment (collectively, the “Compensation Peer Group”). The Compensation Peer Group is periodically reviewed and updated by the Compensation Committee. In 2006, the outside consultant provided advice and input as to companies to include within the Compensation Peer Group.

The Compensation Committee believes that the Company competes with many companies for top executive-level talent. Accordingly, the Compensation Committee strives to implement compensation packages for the Company’s executive officers that are competitive with total compensation paid to similarly situated executives of the companies comprising the Compensation Peer Group. Variations to this objective may occur as dictated by the experience level of the individual and market factors. These objectives recognize the Compensation Committee’s expectation that, over the long term, the Company will generate stockholder returns in excess of the average of its Compensation Peer Group.

A significant percentage of total compensation for Company executive officers is allocated to incentives as a result of the philosophy mentioned above. Nevertheless, strictly speaking, there is no pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of award, compared to established goals.

2006 EXECUTIVE COMPENSATION COMPONENTS

For the fiscal year ended December 31, 2006, the principal components of compensation for executive officers were:

•	base salary;

•	performance-based cash incentive compensation; and

•	long-term equity incentive compensation in the form of restricted stock.

Base Salary. The Company provides its executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. Base salary ranges for executive officers are determined for each executive based on his or her position and responsibility by using market data.

During its review of base salaries for executive officers for 2006, the Compensation Committee primarily considered:

•	market data provided by our outside consultant and data published by independent third-party sources;

•	internal review of the executive’s compensation, both individually and relative to other executive officers; and

•	individual performance and responsibility of the executive.

Salary levels are considered annually as part of the Company’s performance review process as well as upon a promotion or other material change in job responsibility. Merit based increases to salaries of executive officers are determined upon assessment of the individual’s performance and responsibility. At its May 17, 2006 meeting, the Compensation Committee approved base salary increases for all the executive officers effective as of April 1, 2006. Those base salaries, as adjusted, with respect to the named executive officers are reflected in the Summary Compensation Table on page 20.

Executive Performance-Based Cash Incentive Compensation. The 2006 Senior Management Bonus Plan (“Bonus Plan” or “Plan”) is a cash incentive program for the executive officers of the Company applicable to

2006 performance. The Bonus Plan provides guidelines for the calculation of cash-based bonus compensation, subject to oversight and modification by the Compensation Committee. During the first quarter of 2006, the Compensation Committee considered whether a Bonus Plan should be established for the year, approved the specific group of employees eligible to participate in the Plan and set target bonus levels for each participant. Each Plan participant had an opportunity to earn a discretionary cash bonus from the Company based on his or her achievement of certain individual, departmental and Company-wide performance targets during the year, as established by the Compensation Committee. At its May 17, 2006 meeting, the Compensation Committee adopted the Bonus Plan for 2006. As set forth therein, the elements of the bonus calculation were as follows: (Base Salary) x (Incentive Target Percentage) x (Bonus Target Factor) x (Pro-ration Factor) = Total Annual Incentive. The Company filed the 2006 Bonus Plan document as an exhibit to its Quarterly Report on Form 10-Q for the period ended June 30, 2006.

Base Salary. Base salary under the Bonus Plan was the annual base salary applicable to each executive officer in effect as of December 31, 2006.

Incentive Target Percentage. This percentage was a percentage of each executive officer’s base salary as determined by the Compensation Committee. The Incentive Target Percentage for Peter Leparulo, the Chief Executive Officer at the time, was set at 75% of his base salary and the Incentive Target Percentages for the remaining executive officers (other than the Company’s Senior Vice President, Worldwide Sales and Marketing and its Vice President of Operations) were set at 50% of their respective annual base salaries. The Incentive Target Percentages for the Company’s Senior Vice President, Worldwide Sales and Marketing and its Vice President of Operations were set at 70% of their respective annual base salaries. Nevertheless, the Compensation Committee expressly reserved the right to modify the stated targets either in whole or in part at any time.

Bonus Target Factor. The Bonus Target Factor was determined by reference to Corporate Targets and Individual Targets. Corporate Targets were determined by assigning a weight of between 0 and 0.50 based on the achievement of Corporate Targets. Individual Targets were determined by assigning a weight of between 0 and 0.50 based on the achievement of Individual Targets.

•

Corporate Targets. Corporate Targets were based on an evaluation of the executive officer’s performance and contribution for 2006 using criteria such as the Company’s financial performance, including achievement of the Company’s 2006 Operating Plan, achievement of sequential growth, operating leverage, positive operating income and earnings per share. Other factors included contribution to the Company’s Execution Plan and its Strategic Plan. The Committee also considered the individual’s ability to work collaboratively with others on Company initiatives both inside and outside the Company.

•	Individual Targets. Individual Targets were established for each executive officer in light of his or her departmental responsibilities and accompanying goals and expectations.

Pro-ration Factor. This element of the Bonus calculation accounts for the number of calendar days during 2006 that such executive officer was in an incentive-qualified position at the Company. If an individual officer was in such a position at the Company for all of 2006, then the pro-ration factor would be 1.0. If the eligibility was for only 6 months, for example, then the executive officer’s pro-ration factor would be 0.50.

Upon completion of the fiscal year, the Compensation Committee assessed the performance of the Company for each corporate financial objective of the Bonus Plan comparing the actual fiscal year results to the stated Corporate Targets. At its January 5, 2007 meeting, the Compensation Committee reviewed executive officer performance against the stated benchmarks and considered the individual performance evaluations of each executive officer in making awards under the Bonus Plan. Awards made to the named executive officers under the Bonus Plan for performance in 2006 are reflected in column (g) of the Summary Compensation Table on page 20.

Long-Term Equity Incentive Compensation. The Company’s long-term incentive compensation program is designed to recognize scope of responsibilities, reward demonstrated performance and leadership, motivate future superior performance, align the interests of the executives with our stockholders and retain the executives through the term of the awards. When making equity award decisions, the Compensation Committee considers market data, the grant size, the forms of long-term equity compensation available to it under existing plans and the status of awards granted in previous years. The amount of equity incentive compensation granted in 2006 was based upon the strategic, operational and financial performance of the Company overall and reflects the executives’ expected contributions to the Company’s future success. Existing ownership levels are not a factor in award determination, as the Compensation Committee does not want to discourage executives from holding significant amounts of Company stock. All long-term incentive compensation awards are currently granted pursuant to the Company’s 2000 Stock Incentive Plan (the “2000 Plan”).

Effective January 1, 2006, the Company adopted the requirements of Statement of Financial Accounting Standards No. 123(R), “Share Based Payment” (“SFAS 123(R)”), which requires companies to estimate the fair value of share-based payment option awards on the date of grant using an option-pricing model. The value of the awards that are ultimately expected to vest are recognized as compensation expense over the requisite service periods using the straight-line method. When determining the appropriate form of incentive award (for example whether stock options, restricted stock, restricted stock units, or stock appreciation rights, each of which the 2000 Plan permits, should be used) the Compensation Committee’s goal is to weigh the cost of these grants with their potential benefits as a compensation tool.

Each of the executive officers received a grant of restricted stock during 2006 (the “2006 Restricted Stock”). The Company granted the executive officers a total of 222,000 shares of such stock subject to forfeiture and cancellation back to the Company in the event that the recipient’s Service to the Company (as defined in the Restricted Stock Agreements underlying the 2006 Restricted Stock) were to terminate prior to May 17, 2011. Forfeiture restrictions on the 2000 Restricted Stock also lapse (and such shares therefore fully vest in the executive officer) in the event that the Company’s price per share equals or exceeds specified prices per share for a minimum number of trading days. Accordingly, one third (1/3rd) of each recipient’s 2006 Restricted Stock award vests if the Company’s per share price remains at or above $13.26, $15.92 and $18.57 for at least 10 consecutive trading days. Nevertheless, in authorizing and approving the 2006 Restricted Stock the Compensation Committee stipulated that regardless of the performance of the Company’s stock price, no more than 50% of these shares would be permitted to vest prior to May 1, 2007. On May 17, 2006 (the grant date of the 2006 Restricted Stock), the Company’s closing price per share was $10.61. As of the date of this Proxy Statement an aggregate of 111,000 shares of the 2006 Restricted Stock have vested based on the performance of the Company’s stock price.

Under applicable U.S. federal income tax rules, on the date that shares of restricted stock vest (and such shares are therefore no longer subject to forfeiture), a taxable event occurs for the recipient of the shares, based on the fair market value of the number of shares vesting on such date. That dollar amount is treated as ordinary income to the recipient for which he or she is obligated to pay income taxes to the government within several days of the event. Pursuant to the terms of the 2006 Restricted Stock, each recipient is entitled to satisfy his or her income tax obligations that occur upon vesting by automatically surrendering to the Company an aggregate number of shares of the 2006 Restricted Stock (based on the market value of the Company’s stock on the date of surrender) equal to the amount of tax due on the vested portion of such shares. Mechanically, the Company authorizes and instructs its transfer agent, U.S. Stock Transfer Corporation, to cancel those shares on the Company’s register of issued and outstanding stock whereupon the Company pays in cash the income taxes due in respect of the vesting event for such recipient. As a consequence, the surrendered shares get returned to the Company’s 2000 Stock Incentive Plan and become available for future issuance thereunder.

Amendments of Exercise Periods. In order to encourage stock ownership by executive officers, on July 20, 2006, the Company entered into Option Amendment Agreements with each of its executive officers in order to extend the termination date of outstanding options held by such executive officers. Under the terms of such agreements, in the event the optionholder’s service with or for the Company terminates in all capacities, other than for cause or as a result of such optionholder’s death or, under certain of such amendment agreements, disability, any outstanding options will expire on the date that is the 270th calendar day following the termination of service in all capacities; provided, that if such day would occur in the calendar year following the calendar year of (i) the service termination date plus (ii) 90 days, then such options will expire on December 31 of the year of the service termination date.

Retirement and Other Benefits. All Company employees in the United States are eligible to participate in the 401(k) Savings Plan. The Savings Plan is a tax-qualified retirement savings plan pursuant to which all U.S. based employees, including the named executive officers, are permitted to contribute up to the limit prescribed by the Internal Revenue Service to the Savings Plan on a before-tax basis. The Company matches 100% of the first 4% of pay that is contributed to the Savings Plan each year. The Company’s matching contributions vest over a four-year period and an employee forfeits any unvested dollar amounts in the event of his or her departure from the Company prior to the completion of the applicable vesting period. Once an employee completes four years of service with the Company, all matching contributions, including those made by the Company following such four-year period, are fully vested.

All Company employees in the United States are enrolled in the Company’s group disability and life insurance plans. The group disability plan does not discriminate in scope, terms or operation in favor of executive officers of the Company. With respect to the Company’s group life insurance plan, each executive officer is entitled to receive a benefit upon his or her death equal to two times his or her annual salary in effect on the date of death, up to a maximum benefit of $350,000. All other salaried employees are entitled to a benefit under the group life insurance plan equal to two times their annual salary in effect on the date of death, up to a maximum benefit of $250,000.

In addition to the savings, disability and life insurance plans, all employees are eligible to participate in the 2000 Employee Stock Purchase Plan (the “Purchase Plan”). However, no employee may be granted an opportunity to purchase stock under the Purchase Plan if immediately after the grant, he or she would own stock possessing 5% or more of the total combined voting power or value of all classes of the Company’s capital stock. The Purchase Plan permits participants to purchase shares of Company common stock through payroll deductions of up to 10% of their total annual compensation. Amounts deducted and accumulated by the participant are used to purchase shares of common stock at the end of each purchase period. The price of stock purchased under the Purchase Plan is generally 85% of the lower of the fair market value of our common stock either at the beginning of the offering period or at the end of the purchase period. In the event the fair market value at the end of a purchase period is less than the fair market value at the beginning of the offering period, the participants are withdrawn from the current offering period following exercise and automatically re-enrolled in a new offering period. Participants may end their participation at any time during an offering period, and, if they elect to do so, are paid their accumulated payroll deductions to date, without interest. Participation in the Purchase Plan ends automatically upon termination of employment with us and we refund to the employee accumulated payroll deductions, without interest, through the date of such termination.

The Company has entered into Change of Control Agreements with its executive officers, other than Mr. Leparulo. The Change of Control Agreements are intended to promote stability and continuity of senior management. Information regarding potential payments under such agreements for the named executive officers is provided under the heading “Payments Made Upon a Change of Control” on page 25.

The Company has entered into a Salary Continuation Agreement with Dan Halvorson. Like the Change of Control Agreements, the Salary Continuation Agreement is designed to promote stability and continuity. Information regarding potential payments to be made under such agreement is provided under the heading “Potential Payments Upon Termination or Change in Control” on page 24.

Tax and Accounting Implications. As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals. To qualify for deductibility under Section 162(m), compensation in excess of $1,000,000 per year paid to the named executive officers at the end of such fiscal year generally must be “performance-based” compensation as determined under Section 162(m). The Compensation Committee generally intends to comply with the requirements for full deductibility of executive compensation under Section 162(m). However, the Compensation Committee will balance the costs and burdens involved in such compliance against the value to the Company and its stockholders of the tax benefits that the Company would obtain as a result, and may in certain instances pay compensation that is not fully deductible if, in its determination, such costs and burdens outweigh such benefits.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee

Greg Lorenzetti*

Horst Pudwill*

*	Appointed to the Compensation Committee during the first quarter of 2007.

SUMMARY COMPENSATION TABLE

The following table summarizes the total compensation paid or earned by each of the named executive officers for the fiscal year ended December 31, 2006. The named executive officers were not entitled to receive payments which would be characterized as “Bonus” payments for the fiscal year ended December 31, 2006. Amounts listed under column (g), “Non-Equity Incentive Plan Compensation”, were determined by the Compensation Committee at meetings of the Compensation Committee held during the first quarter of 2007 and were paid out prior to the date of this Proxy Statement.

Based on the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in connection with restricted stock awards granted during 2006 and the base salary of the named executive officers, “Salary” accounted for approximately 44% of the total compensation of the named executive officers, non-equity incentive compensation accounted for approximately 24% of the total compensation of the named executive officers, equity incentive compensation accounted for approximately 30% of the total compensation of the named executive officers and all other compensation accounted for approximately 2% of the total compensation of named executive officers.

Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Peter V. Leparulo (5) Executive Chairman	2006	$415,000	0	$329,993	$1,652,900	$277,200	0	$8,800	$2,683,893

George B. Weinert (6) Acting Chief Executive Officer and Chief Operating Officer	2006	$243,539	0	$156,607	$542,628	$132,600	0	$8,800	$1,084,174

Robert M. Hadley Senior Vice President, Worldwide Sales & Marketing	2006	$275,488	0	$151,014	$574,431	$121,613	0	$8,800	$1,131,346

Slim S. Souissi Senior Vice President and Chief Technology Officer	2006	$233,125	0	$151,014	$574,619	$138,750	0	$8,800	$1,106,308

Dan L. Halvorson Chief Financial Officer	2006	$233,125	0	$151,014	$673,239	$89,603	0	$8,800	$1,155,781

Catherine F. Ratcliffe Vice President, Business Affairs and Secretary	2006	$229,250	0	$151,014	$832,935	$118,500	0	$15,300	$1,346,999

(1)	The amounts in column (e) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), in connection with restricted stock awards granted pursuant to the 2000 Plan during 2006. Assumptions used in the calculation of these amounts are included under the heading “Share Based Compensation Information Under SFAS 123R” in footnote 1 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007.
(2)	The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), in connection with option awards granted pursuant to the 2000 Plan prior to 2006. Assumptions used in the calculation of this amount for fiscal year ended December 31, 2004, 2005 and 2006 are included under the heading “Share Based Compensation Information Under SFAS 123R” in footnote 1 to the Company’s audited financial statements for the fiscal year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2007. Assumptions used in the calculation of this amount for the fiscal year ended December 31, 2003, are included under the heading “Stock Based Compensation” in footnote 1 to the Company’s audited financial statements for the year ended December 31, 2005, included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005, filed with the SEC on March 16, 2006.

(3)	The amounts in column (g) reflect the cash awards to the named individuals under the 2006 Bonus Plan, which is discussed in further detail on page 15 under the heading “Executive Performance-Based Cash Incentive Compensation”. Such amounts were determined by the Compensation Committee at meetings of the Compensation Committee held during the first quarter of 2007 and were paid out prior to the date of this Proxy Statement.
(4)	The amounts shown in column (i) reflect for each named executive officer matching contributions under the Company’s 401(k) plan which vest over a 4-year period (as more fully described on page 18 under the heading “Retirement and Other Benefits”). In addition, the amount shown in column (i) for Ms. Ratcliffe reflects an automobile allowance of $6,500 paid to Ms. Ratcliffe during 2006.
(5)	Mr. Leparulo served as the Company’s Chief Executive Officer until November 17, 2006, at which time he became the Executive Chairman of the Board. The amount shown in column (c) is the salary paid to Mr. Leparulo as Chief Executive Officer until such time, and salary paid to Mr. Leparulo in his capacity as Executive Chairman after such time.
(6)	Mr. Weinert was appointed as the Company’s Acting Chief Executive Officer on November 17, 2006. The amount shown in column (c) is the salary paid to Mr. Weinert as Vice President of Business Development and Chief Operating Officer until such time, and salary paid to Mr. Weinert in his capacity as Acting Chief Executive Officer after such time.

GRANTS OF PLAN BASED AWARDS

The following table provides the following information about equity and non-equity awards granted to the named executive officers during the fiscal year ended December 31, 2006: (1) the grant date; (2) the estimated future payouts under non-equity incentive plan awards, which consist of scheduled payouts under the 2006 Bonus Plan in 2007 for the 2006 performance period; (3) the number of shares underlying stock awards, which consist of restricted stock awarded to the named executive officers; and (4) the grant date fair value of each restricted stock award computed under SFAS 123(R). The Company does not have any estimated future payouts under equity incentive plan awards and did not award the named executive officers any stock options or other derivative or equity linked securities during the fiscal year ended December 31, 2006.

Name	Grant Date	Maximum Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Peter V. Leparulo	5/17/06	$0	59,000	$625,990
George B. Weinert	5/17/06	$0	28,000	$297,080
Robert M. Hadley	5/17/06	$0	27,000	$286,470
Slim S. Souissi	5/17/06	$0	27,000	$286,470
Dan L. Halvorson	5/17/06	$0	27,000	$286,470
Catherine F. Ratcliffe	5/17/06	$0	27,000	$286,470

(1)	All amounts earned by the named executive officers pursuant to the 2006 Bonus Plan for performance in 2006 were paid by the Company prior to the date of this Proxy Statement.
(2)	The amounts shown in this column reflect the number of shares of restricted stock granted in 2006 to the named executive officers pursuant to the Company’s 2000 Plan. As discussed under the heading “Long-Term Equity Incentive Compensation” on page 17, one-third (1/3rd) of each recipient’s shares vest if the Company’s closing price per share, as reported on the NASDAQ Global Market, remains at or above $13.26, $15.92 and $18.57 for at least 10 consecutive trading days. The shares otherwise vest in full on May 17, 2011 provided the recipient’s service to the Company has not terminated prior to such date. Notwithstanding the foregoing, in no event may more than 50% of these shares vest prior to May 1, 2007. As of the date of this Proxy Statement, 50% of each recipient’s restricted shares have vested.
(3)	The amounts shown in this column reflect the full grant date fair value of restricted stock granted to the named executive officers during 2006 under SFAS 123(R). Generally, the full grant date fair value is the amount that the Company would expense in its financial statements over the award’s vesting schedule. For restricted stock, fair value is calculated by multiplying (a) the closing price of the Company’s common stock on the NASDAQ Global Market on the grant date by (b) the number of shares of restricted stock granted. These amounts reflect the Company’s accounting expense and do not correspond with the actual value that will be recognized by the named executive officers.

EMPLOYMENT, SALARY CONTINUATION AND OPTION AMENDMENT AGREEMENTS

On October 19, 2006, the Company entered into an Executive Chairman Agreement with Peter Leparulo, pursuant to which Mr. Leparulo agreed to serve as Executive Chairman of the Board of Directors until at least March 31, 2007. The Executive Chairman Agreement provides for an annual salary of $420,000 and entitles Mr. Leparulo (i) to receive a pro rata amount of the non-equity incentive compensation earned by Mr. Leparulo under the 2006 Bonus Plan during the Company’s 2006 fiscal year in his capacity as the Company’s Chief Executive Officer and (ii) to continue to receive the employee benefits accorded other executive officers of the Company. Commencing January 1, 2007, either Mr. Leparulo or the Board of Directors can elect to terminate the agreement and Mr. Leparulo’s service as Executive Chairman upon at least 90 calendar days’ prior written notice. Under the terms of the agreement, Mr. Leparulo’s outstanding stock options and restricted stock will continue to vest pursuant to the agreements under which they were awarded while he is serving the Company as Executive Chairman, as a member of the Board of Directors or in any similar capacity.

As discussed under the heading “Amendments of Exercise Periods” on page 17, on July 20, 2006, the Company entered into Option Amendment Agreements with each of its executive officers in order to extend the termination date of outstanding options held by such executive officers. Under the terms of such agreements, in the event the optionholder’s service with or for the Company terminates in all capacities, other than for cause or as a result of such optionholder’s death or, under certain of such amendment agreements, disability, any outstanding options will expire on the date that is the 270th calendar day following the termination of service in all capacities; provided, that if such day would occur in the calendar year following the calendar year of (i) the service termination date plus (ii) 90 days, such options will expire on December 31 of the year of the service termination date.

On September 9, 2002, the Company entered into a Salary Continuation Letter Agreement with Dan Halvorson, currently the Company’s Chief Financial Officer. Under the terms of the Letter Agreement, Mr. Halvorson is entitled to receive an aggregate of four months of salary continuation in the event the Company terminates his employment other than for cause, provided that he first executes and delivers the Company’s standard form of general release.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information on the current holdings of stock option and stock awards by the named executive officers. This table includes unexercised and unvested option awards and unvested shares of restricted stock with performance conditions that have not yet been satisfied. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the option or stock award grant date. The market value of the stock awards is based on the closing market price of Company common stock as of December 29, 2006, which was $9.67 per share. For additional information about the option awards and stock awards, see the description of Long-Term Equity Incentive Compensation contained in the Compensation Discussion and Analysis on page 17.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(6)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Peter V. Leparulo	40,000 26,665 28,666 281,724 27,310 322,000 196,000	(1) (1) (1) (1) (1)	28,000 104,000	(2) (3)	$ $ $ $ $ $ $	165.00 16.80 2.23 1.01 2.65 16.27 11.04	9/29/10 1/30/12 10/31/12 5/7/13 6/26/13 4/29/14 3/7/15	59,000	$570,530
George B. Weinert	75,000 46,000 30,208 65,333	(1)	4,000 19,792 34,667	(2) (4) (3)	$ $ $ $	2.65 16.27 18.78 11.04	6/26/13 4/29/14 7/26/14 3/7/15	28,000	$270,760
Robert M. Hadley	6,666 125,214 82,000 65,334	(1) (1)	8,000 34,666	(2) (3)	$ $ $ $	58.50 2.65 16.27 11.04	4/16/11 6/26/13 4/29/14 3/7/15	27,000	$261,090
Slim S. Souissi	3,000 1,000 1,333 90,991 92,000 65,334	(1) (1) (1) (1)	8,000 34,666	(2) (3)	$ $ $ $ $ $	75.00 17.85 15.30 2.65 16.27 11.04	5/31/10 7/17/11 10/23/11 6/26/13 4/29/14 3/7/15	27,000	$261,090
Dan L. Halvorson	4,000 1,000 1,333 46,694 138,000 65,334	(1) (1) (1) (1)	12,000 34,666	(2) (3)	$ $ $ $ $ $	40.00 17.85 15.30 2.65 16.27 11.04	4/4/10 7/17/11 10/23/11 6/26/13 4/29/14 3/7/15	27,000	$261,090
Catherine F. Ratcliffe	130,000 30,208 65,333		20,000 19,792 34,667	(5) (4) (3)	$ $ $	15.43 18.78 11.04	5/12/14 7/26/14 3/7/15	27,000	$261,090

(1)	Represents a fully vested option.
(2)	Option vests as to 20% of the shares of common stock underlying the option on September 19, 2004 and the remaining 80% vests ratably on a monthly basis thereafter until fully vested on March 19, 2007.

(3)	Option vests as to 20% of the shares of common stock underlying the option on July 1, 2005 and the remaining 80% vests ratably on a monthly basis thereafter until fully vested on January 1, 2008.
(4)	Option vests as to 25% of the shares of common stock on underlying the option on July 26, 2005 and the remaining 75% vests ratably on a monthly basis thereafter until fully vested on July 26, 2008.
(5)	Option vests as to 20% of the shares of common stock underlying the option on November 12, 2004 and the remaining 80% vests ratably on a monthly basis thereafter until fully vested on May 12, 2007.
(6)	One-third (1/3rd) of each recipient’s restricted shares vest if the Company’s closing price per share, as reported on the NASDAQ Global Market, remains at or above $13.26, $15.92 and $18.57 for at least 10 consecutive trading days. The shares otherwise vest in full on May 17, 2011 provided the recipient’s service to the Company has not terminated prior to such date. In no event may more than 50% of these shares vest prior to May 1, 2007. As of the date of this Proxy Statement, 50% of each recipient’s restricted shares have vested.

OPTION EXERCISES AND STOCK VESTED

None of the named executive officers exercised stock options during 2006 or acquired any shares of the common stock of the Company upon the vesting of stock awards.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The tables below reflect the amount of compensation to be paid to each of the named executive officers of the Company in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, early retirement, involuntary not-for-cause termination, for cause termination, termination following a change of control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2006, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon termination of their employment. The actual amounts to be paid out can only be determined at the time of such executive’s actual separation from the Company.

PAYMENTS MADE UPON TERMINATION

Regardless of the manner in which a named executive officer’s employment terminates, he or she may be entitled to receive amounts earned during the term of his or her employment. Such amounts include:

•	base salary earned during the fiscal year;

•	non-equity incentive compensation earned during the fiscal year (at the sole discretion of the Compensation Committee);

•	grants pursuant to the 2000 Plan for the most-recently completed cycle;

•	shares issuable pursuant to the vesting of restricted stock and RSU awards during the fiscal year;

•	unused vacation pay; and

•

vested contribution amounts under the Company’s 401(k) Plan (which such plan does not discriminate in scope, terms or operation in favor of executive officers of the Company and is generally available to all salaried employees of the Company).

The following table shows the potential payments and benefits that would have been provided to each of the named executive officers if their employment with the Company had been terminated on December 31, 2006 in connection with (i) a voluntary termination, (ii) retirement, (iii) an involuntary termination without cause or (iv) an involuntary termination with cause.

Name	Voluntary Termination on 12/31/06		Retirement on 12/31/06		Involuntary Termination without Cause on 12/31/06		Involuntary Termination with Cause on 12/31/06
Peter V. Leparulo(1)
Accrued Vacation	$64,614		$64,614		$64,614		$64,614
Value of Vested and Unexercised Stock Options	$2,844,721	(2)	$2,844,721	(2)	$2,844,721	(2)	$0	(3)

Total	$2,909,335		$2,909,335		$2,909,335		$64,614
George B. Weinert
Accrued Vacation	$22,504		$22,504		$22,504		$22,504
Value of Vested and Unexercised Stock Options	$526,500	(2)	$526,500	(2)	$526,500	(2)	$0	(3)

Total	$549,004		$549,004		$549,004		$549,004
Robert M. Hadley
Accrued Vacation	$36,154		$36,154		$36,154		$36,154
Value of Vested and Unexercised Stock Options	$879,002	(2)	$879,002	(2)	$879,002	(2)	$0	(3)

Total	$915,156		$915,156		$915,156		$36,154
Slim S. Souissi
Accrued Vacation	$35,053		$35,053		$35,053		$35,053
Value of Vested and Unexercised Stock Options	$638,757	(2)	$638,757	(2)	$638,757	(2)	$0	(3)

Total	$673,810		$673,810		$673,810		$35,053
Dan L. Halvorson
Salary Continuation					$79,167	(4)
Accrued Vacation	$23,749		$23,749		$23,749		$23,749
Value of Vested and Unexercised Stock Options	$327,792	(2)	$327,792	(2)	$327,792	(2)	$0	(3)

Total	$351,541		$351,541		$430,708		$23,749
Catherine F. Ratcliffe
Accrued Vacation	$11,508		$11,508		$11,508		$11,508
Value of Vested and Unexercised Stock Options	$0	(2)	$0	(2)	$0	(2)	$0	(3)

Total	$11,508		$11,508		$11,508		$11,508

(1)	Under the terms of the Executive Chairman Agreement between the Company and Peter Leparulo, as further discussed on page 22, following January 1, 2007, the agreement can only be terminated by Mr. Leparulo or the Board of Directors upon 90 calendar days’ prior written notice.
(2)	Under the terms of the Option Amendment Agreements between the Company and each of the named executive officers, in the event the optionholder’s service with or for the Company terminates in all capacities, other than for cause or as a result of such optionholder’s death or, under certain of such amendment agreements, disability, any outstanding options will expire on the date that is the 270th calendar day following the termination of service in all capacities; provided, that if such day would occur in the calendar year following the calendar year of (i) the service termination date plus (ii) 90 days, then such options will expire on December 31 of the year of the service termination date.
(3)	Under the terms of the option agreements underlying stock options held by the named executive officers, in the event an executive officer’s employment is terminated for cause, all vested and unvested options held by such executive officer, which remain unexercised as of the termination date, are automatically terminated and immediately cancelled.
(4)	Under the terms of the Salary Continuation Letter Agreement between the Company and Dan Halvorson, as further discussed on page 22, Mr. Halvorson is entitled to receive an aggregate of four months of salary continuation in the event the Company terminates his employment other than for cause, provided that he first executes and delivers the Company’s standard form of general release.

PAYMENTS MADE UPON DEATH OR DISABILITY

In the event of the death or disability of a named executive officer, in addition to the benefits listed under the heading “Payments Made Upon Termination” above, the named executive officer will receive benefits under the Company’s group life insurance plan or payments under the Company’s group disability plan, as appropriate. The Company’s group disability plan does not discriminate in scope, terms or operation in favor of executive officers of the Company and is generally available to all salaried employees of the Company. With respect to the Company’s group life insurance plan, each executive officer is entitled to receive a benefit upon his or her death equal to two times his or her annual salary in effect on the date of death, up to a maximum benefit of $350,000 (all other salaried employees are entitled to a benefit under the group life insurance plan equal to two times their annual salary in effect on the date of death, up to a maximum benefit of $250,000). In addition, under the terms of the option agreements underlying stock options held by the named executive officers, in the event of an executive officer’s death or disability, such executive officer, or his or her estate, as applicable, is given a period of one year from the date of death or disability to exercise any options which were vested but not exercised as of the date of death or disability.

The following table shows the potential payments and benefits that would have been provided to each of the named executive officers or their estate, as applicable, if his or her employment with the Company had been terminated on December 31, 2006 in connection with his or her disability or death.

Name	Disability on 12/31/06		Death on 12/31/06
Peter V. Leparulo
Accrued Vacation	$64,614		$64,614
Value of Vested and Unexercised Stock Options	$2,844,721	(1)	$2,844,721	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$2,909,335		$3,259,335
George B. Weinert
Accrued Vacation	$22,504		$22,504
Value of Vested and Unexercised Stock Options	$526,500	(1)	$526,500	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$549,004		$899,004
Robert M. Hadley
Accrued Vacation	$36,154		$36,154
Value of Vested and Unexercised Stock Options	$879,002	(1)	$879,002	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$915,156		$1,265,156
Slim S. Souissi
Accrued Vacation	$35,053		$35,053
Value of Vested and Unexercised Stock Options	$638,757	(1)	$638,757	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$673,810		$1,023,810
Dan L. Halvorson
Accrued Vacation	$23,749		$23,749
Value of Vested and Unexercised Stock Options	$327,792	(1)	$327,792	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$351,541		$701,541
Catherine F. Ratcliffe
Accrued Vacation	$11,508		$11,508
Value of Vested and Unexercised Stock Options	$0	(1)	$0	(1)
Benefits under Group Life Insurance Policy			$350,000

Total	$11,508		$361,508

(1)	As indicated above, under the terms of the option agreements underlying stock options held by the named executive officers, in the event of an executive officer’s death or disability, such executive officer, or his or her estate, as applicable, is given a period of one year from the date of death or disability to exercise any options which were vested but not exercised as of the date of death or disability.

PAYMENTS MADE UPON A CHANGE OF CONTROL

The Company has entered into Change of Control Agreements with Messrs. Weinert, Hadley, Souissi and Halvorson, Ms. Ratcliffe and Mr. Ross, the Company’s VP of Operations. Pursuant to these agreements, if an executive’s employment is terminated within one year following a change of control (other than termination by the Company for cause or by reason of death or disability) or if the executive terminates his or her employment in certain circumstances defined in the agreement which constitute “good reason”, in addition to the benefits listed under the heading “Payments Made Upon Termination”:

•	the named executive officer will receive:

•

a lump sum severance payment of three times the sum of (a) the greater of (i) the executive’s annual base salary then in effect or (ii) the executive’s annual base salary in effect immediately prior to the change of control and (b) the greater of (i) the applicable targeted annual bonus for the year in which the termination occurs or (ii) the applicable targeted annual bonus for the year in which the change of control occurs;

•	an amount equal to the excise tax charged to the named executive officer as a result of the receipt of any change-of-control payments;

•

financial planning services (of substantially the same type and scope as provided to the named executive officer immediately prior to the date of termination or, if more favorable, immediately prior to the date of the change of control) for a period not to exceed one year;

•	outplacement services for a period not to exceed one year and at a cost not to exceed $10,000; and

•	up to 24 months of continued medical benefits; and

•	all then-outstanding awards under the 2000 Plan held by the executive will automatically vest and become exercisable.

A form of these agreements has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the SEC on August 16, 2004.

Generally, pursuant to the agreements, a change of control is deemed to occur:

(i)	upon the consummation of a merger, consolidation, business combination, or other corporate reorganization or similar transaction or series of transactions, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such transaction or series of transactions is owned by persons who were not stockholders of the Company immediately prior to such transaction or series of transactions;

(ii)	upon the sale, transfer or other disposition of all or substantially all of the Company’s business property or assets;

(iii)

upon a change in the composition of the Board of Directors of the Company, as a result of which fewer than one-half of the incumbent directors who either (a) had been directors on the date 24 months prior to the date of the event that may constitute a change in control (the “Original Directors”) or (b) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the Original Directors who were still in office at the time of the election or nomination of the directors whose election or nomination was previously so approved;

(iv)	upon any transaction or series of transactions as a result of which any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing at least 30% of the total voting power represented by the Company’s then outstanding voting securities; or

(v)	upon a liquidation or dissolution of the Company.

The following table shows the potential payments and benefits that would have been provided to each of the named executive officers if their employment with the Company had been terminated involuntarily without cause or voluntarily with good reason on December 31, 2006, assuming such termination had occurred within one year following a change of control. As indicated above, the Company has not entered into a Change of Control Agreement with Peter Leparulo. Therefore, the potential payments and benefits that would be provided to Mr. Leparulo if his employment were terminated following a change of control would not be different than the payments and benefits summarized above.

Name	Cash Severance (1)		Acceleration of Stock Options (2)	Health Benefits (3)	Accrued Vacation	Financial Planning and Outplacement Services (4)	Total
George B. Weinert	$1,586,250		$797,260	$20,099	$22,504	$10,000	$2,436,113
Robert M. Hadley	$1,496,250		$1,140,092	$25,542	$36,154	$10,000	$2,708,038
Slim S. Souissi	$1,335,938		$899,847	$25,542	$35,053	$10,000	$2,306,380
Dan L. Halvorson	$1,335,938	(5)	$588,882	$20,664	$23,749	$10,000	$1,979,233
Catherine F. Ratcliffe	$1,333,125		$261,090	$14,655	$11,508	$10,000	$1,630,378

(1)	Represents an amount equal to (i) three times the sum of (A) the executive’s annual base salary as of December 31, 2006, and (B) the executive’s targeted annual bonus for 2006, plus (ii) an amount equal to the estimated excise tax to be charged to the named executive officer as a result of the receipt of such change of control payments.
(2)	Includes the value associated with the acceleration of unvested stock options as well as the value of vested stock options which remained unexercised on the termination date. Under the terms of the Option Amendment Agreements between the Company and each of the named executive officers, in the event the optionholder’s service with or for the Company terminates in all capacities, other than for cause or as a result of such optionholder’s death or, under certain of such amendment agreements, disability, any outstanding options will expire on the date that is the 270th calendar day following the termination of service in all capacities; provided, that if such day would occur in the calendar year following the calendar year of (i) the service termination date plus (ii) 90 days, then such options will expire on December 31 of the year of the service termination date.
(3)	Represents the estimated value associated with 24 months of continued medical benefits.
(4)	As indicated above, the cost of outplacement services to be provided to each executive officer is limited to $10,000. As of December 31, 2006, the Company was not providing any financial planning services to any of the named executive officers.
(5)	Includes an amount equal to four months of salary continuation, which Mr. Halvorson would be entitled to receive under the terms of the Salary Continuation Letter Agreement between the Company and Mr. Halvorson if the Company were to terminate his employment other than for cause, provided that he first executes and delivers the Company’s standard form of general release.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. The Compensation Committee makes all compensation decisions for the Company’s directors. In setting director compensation, the Compensation Committee considers the compensation packages offered by the Compensation Peer Group as well as the significant amount of time that directors expend in fulfilling their duties to the Company and the skill-level required by the Company of members of the Board.

Cash Compensation. During 2006, our Board compensation policy provided for each non-employee director to receive $1,500 for each Board meeting he attended ($750 if attendance was telephonic) and $1,000 for each Board Committee meeting he attended ($500 if attendance was telephonic) as well as reimbursement of reasonable expenses incurred in connection with attending those meetings. In addition, the Company provides annual cash retainer fees to our non-employee directors of (i) $20,000 for each such director, (ii) $10,000 for the Chairman of the Audit Committee, and (iii) $5,000 for the Chairman of the Board and of each of the Compensation Committee and the Corporate Governance Committee. Mr. Leparulo, our sole employee director during 2006 and currently, is not a member of any Board Committee and we do not compensate him in his capacity as a director. In 2006, our non-employee directors earned an aggregate of $228,500 in cash compensation from the Company.

Equity-Based Compensation. Each non-employee director of ours receives annual equity-based compensation pursuant to the 2000 Plan. In prior years, the Company has granted each director who is elected for the first time to be a non-employee director of the Company an option to purchase 30,000 shares of its common stock upon the date of initial election to the Board of Directors, whether elected by the Board or stockholders of the Company. In addition, the Company has in the past granted each non-employee director an option to purchase 15,000 shares of our common stock on an annual basis.

In May 2006, in lieu of the annual option awards discussed above, the Company granted 7,500 shares of restricted stock to each non-employee director of the Company. These shares of restricted stock vest over a three-year period, with one-third of the shares of restricted stock vesting on each anniversary of the grant date, so long as service on our Board continues.

On July 20, 2006, the Company entered into Option Amendment Agreements with each of its non-employee directors in order to extend the termination date of outstanding options held by such directors. Under the terms of such agreements, in the event the optionholder’s service with or for the Company terminates in all capacities, other than for cause or as a result of such optionholder’s death or, under certain of such amendment agreements, disability, any outstanding options would expire on the date that is the 270th calendar day following the termination of service in all capacities; provided, that if such day would occur in the calendar year following the calendar year (i) of the service termination date plus (ii) 90 days, such options would expire on December 31 of the year of the service termination date.

DIRECTOR SUMMARY COMPENSATION TABLE

The table below summarizes the compensation paid by the Company to non-employee directors for the fiscal year ended December 31, 2006.

Name (1)	Fee Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)	Total ($)
Robert H. Getz	$53,500	$16,578	$92,781	$162,859
Peng K. Lim	$41,000	$16,578	$92,781	$150,359
Greg Lorenzetti (4)
Horst J. Pudwill	$29,750	$16,578	$140,463	$186,791
David A. Werner	$58,000	$16,578	$305,611	$380,189

(1)	Peter Leparulo, the Company’s Executive Chairman of the Board, is not included in this table as he is an employee of the company and thus receives no compensation for his service as a director. The compensation received by Mr. Leparulo as an employee of the Company is shown in the Summary Compensation Table on page 20.
(2)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), in connection with restricted stock awards granted during 2006.
(3)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), in connection with option awards granted prior to 2006. As of December 31, 2006, each director has the following number of options outstanding: Robert Getz: 38,332; Peng Lim: 82,999; Greg Lorenzetti: 0; Horst Pudwill: 115,000; and David Werner: 115,000.
(4)	Upon his appointment to the Board of Directors in March 2007, Mr. Lorenzetti was granted an option to purchase 7,500 shares of our common stock at an exercise price per share of $13.33 which was the closing price of our common stock on Nasdaq on the date of his appointment and received 4,500 shares of restricted stock at no cost to him. The options last for a ten year term and vest and become exercisable over a three-year period, with one-third of the options vesting and becoming exercisable on the first anniversary of the date of grant and the remaining options vesting ratably over the following 24 months, so long as his service on our Board continues. The restricted stock vests over a three-year period, with one-third of the shares of restricted stock vesting on each anniversary of the grant date, so long as his service on our Board continues.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 30, 2007, by: (i) each person or group of affiliated persons who, to our knowledge, beneficially owns more than 5% of our outstanding common stock, (ii) each of our current directors and nominees for director, (iii) each of our executive officers named in the Summary Compensation Table, and (iv) all our current directors and executive officers as a group. Our common stock is the only class of our voting equity securities currently issued and outstanding.

We have relied exclusively upon information provided to us by our directors and executive officers and copies of documents that have been filed with the SEC by others for purposes of determining the number of shares of our capital stock each person beneficially owns. Beneficial ownership is determined in accordance with the rules and regulations of the SEC and generally includes voting and investment power with respect to the subject securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of our capital stock shown as beneficially owned by them. The applicable percentage of ownership for each stockholder in the table below is based on 30,388,589 shares of common stock outstanding on March 30, 2007, together with all applicable vested and exercisable stock options for that stockholder as of March 30, 2007. In addition, shares of our common stock that are issuable upon exercise of stock options or common stock purchase warrants within 60 days of March 30, 2007 are also deemed outstanding for purposes of calculating the percentage ownership of that person, and if applicable, the percentage ownership of executive officers and directors as a group, but are not treated as outstanding for the purpose of calculating the percentage ownership of any other person.

	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned
Name and Address of Beneficial Owner (1)	Common	Common
Artis Capital Management, LLC (2) One Market Plaza Spear Street Tower, Suite 1700 San Francisco, CA 94105	3,488,565	11.48%

Buckhead Capital, LLC (3) 1545 Peachtree Street, Suite 550 Atlanta, GA 30309	1,741,500	5.73%

Peter V. Leparulo (4)	1,054,450	3.36%
George B. Weinert (5)	268,837	*
Horst J. Pudwill (6)	321,670	1.05%
Robert M. Hadley (7)	124,882	*
Slim S. Souissi (8)	253,794	*
Dan L. Halvorson (9)	314,046	1.02%
Catherine F. Ratcliffe (10)	291,942	*
Robert H. Getz (11)	37,220	*
David A. Werner (12)	111,638	*
Peng K. Lim (13)	79,637	*
Greg Lorenzetti	0	*
All directors and executive officers as a group (12 persons)	2,932,169	8.92%

*	Represents less than one percent of the outstanding class of voting securities.
(1)	Unless otherwise indicated, the principal address for each of the persons listed is c/o Novatel Wireless, Inc., 9645 Scranton Road, San Diego, CA 92121.
(2)

Pursuant to a Form 13G/A filed with the SEC on December 31, 2006, Artis Capital Management, LLC (“Artis”) is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the listed shares of common stock of the Company. For purposes of the reporting requirements of the Exchange Act, Artis is deemed to be a beneficial owner of such shares; however, Artis expressly disclaims that it is, in fact, the beneficial owner of these shares, except to the extent of its pecuniary interest therein.

(3)	Pursuant to a Form 13G/A filed with the SEC on December 31, 2006, Buckhead Capital, LLC (“Buckhead”) is an investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the listed shares of common stock of the Company. For purposes of the reporting requirements of the Exchange Act, Buckhead is deemed to be a beneficial owner of such shares; however, Buckhead expressly disclaims that it is, in fact, the beneficial owner of these shares, except to the extent of its pecuniary interest therein.
(4)	Includes 990,365 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(5)	Includes 239,083 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(6)	Includes 104,138 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options. Includes 210,032 shares held of record by Bay Investments, Ltd. Mr. Pudwill is the Managing Director of Bay Investment, Ltd. and exercises voting and investment control over such shares.
(7)	Includes 101,999 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(8)	Includes 229,991 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(9)	Includes 281,694 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(10)	Includes 264,083 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(11)	Includes 27,470 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(12)	Includes 104,138 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.
(13)	Includes 72,137 shares of common stock issuable within 60 days of March 30, 2007 upon the exercise of stock options.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2006 with respect to the shares of Common Stock that may be issued under existing equity compensation plans.

Equity Compensation Plan Information

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders (1)	5,460,253	(1)	$13.51	1,197,402	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	5,460,253		$13.51	1,197,402

(1)	Includes the Amended and Restated 1997 Employee Stock Option Plan, the 2000 Plan and the Purchase Plan.
(2)	Consists of shares available for future issuance under the Purchase Plan and the 2000 Plan. As of December 31, 2006, an aggregate of 78,075 shares of the Company’s common stock were available for issuance under the Purchase Plan and 1,119,327 shares of the Company’s common stock were available for issuance under the 2000 Plan. The number of shares of our common stock available for issuance under the Purchase Plan automatically increases on the first trading day of January each calendar year by an amount equal to the lesser of (a) 0.5% of the outstanding shares of our common stock on the last day of the prior fiscal year, (b) 18,000 shares, or (c) such lesser number of shares as may be determined by our Board in its sole discretion.

PROPOSAL 2:

AMENDMENT OF THE AMENDED AND RESTATED NOVATEL WIRELESS, INC. 2000 STOCK INCENTIVE PLAN

OVERVIEW

As of March 30, 2007, (i) options to purchase an aggregate of 5,523,885 shares of common stock were issued and outstanding under the 2000 Stock Incentive Plan, (ii) restricted stock and RSU awards representing an aggregate of 191,882 shares of common stock were issued and outstanding under such plan and (iii) an aggregate of 523,865 shares remained available for grant under the plan. To date, an aggregate of 2,717,870 shares of common stock have been issued pursuant to awards exercised under the plan and, as a consequence, those shares are no longer available for issuance under the plan.

On April 26, 2007, our Board of Directors approved an amendment to the 2000 Plan, subject to stockholder approval, pursuant to which an additional 2,000,000 shares would be reserved for issuance under the plan. If our stockholders approve this proposed amendment, it would have the effect of immediately adding 2,000,000 shares to the plan. Assuming the Company’s equity structure otherwise remains unchanged, the issuance of these shares pursuant to awards under the plan would dilute your respective percentage ownership in the Company by up to approximately 5.3%.

The Board has concluded that it is in the best interests of stockholders to enhance the Company’s ability to attract, retain and motivate personnel by means of equity incentives. The Board made its determination after giving consideration to the compensation and employee incentive practices of the Compensation Peer Group and other companies in positions comparable to that of the Company. The amendment was designed to enhance the flexibility of our Board and the Compensation Committee to grant equity based awards permitted under the 2000 Plan to such persons and at such levels as may be determined by our Compensation Committee to be appropriate at the time of grant in light of the circumstances then prevailing.

A copy of the 2000 Plan, as approved by the Board on April 26, 2007, and which will be effective upon receipt of approval from the stockholders, is attached to this Proxy Statement as Appendix C and is incorporated by reference. The following description of the 2000 Plan is a summary and does not purport to be a complete description. See Appendix C for more detailed information.

INTRODUCTION

The 2000 Plan was adopted by our Board of Directors on July 24, 2000 and was approved by our stockholders in September 2000. The plan became effective upon the initial public offering of shares of our common stock on November 15, 2000.

SHARES SUBJECT TO THE PLAN

The 2000 Plan provides for the discretionary grant of incentive stock options to all employees, including officers and employee directors, and for the discretionary grant of non-statutory stock options, stock appreciation rights, stock units and stock purchase rights and restricted stock to all employees, non-employee directors and consultants. Currently, all our employees participate in the plan. If our stockholders approve Proposal 2 at the 2007 annual meeting, it would result in a total of potentially approximately 8,239,632 million shares of our common stock being issuable in the future under the 2000 Plan, including shares already authorized for issuance under the plan and including shares authorized for issuance under a predecessor stock option plan, further grants under which were terminated on November 15, 2000. In the case of stock options, in the event that an optionee’s employment with us terminates other than for cause, all shares issuable pursuant to any unvested options at such time are terminated with respect to the optionee and are immediately returned to the plan and made available for future grant as of the effective date of the termination. Except as set forth in the Option Amendment Agreements entered into between the Company and each of its executive officers and directors during 2006, as further discussed on pages 17 and 29 of this Proxy Statement, the former employee generally has 90 calendar days following his or her cessation of employment in which to exercise any vested options. Any vested options not exercised within such 90-day period are automatically cancelled, and the shares otherwise issuable upon exercise of those vested options are returned to the plan and become available for future issuance under the plan. In the event of a termination of employment for cause, all vested and unvested options held by such employee, which remain unexercised as of the termination date, are returned to the plan and shares issuable in respect thereof become available for future issuance thereunder. Stock options granted pursuant to the plan automatically expire, if not exercised, on the 10th anniversary of the grant date, and the underlying shares of common stock are no longer available for subsequent issuance. Unless terminated sooner, the Incentive Plan terminates, by its own terms, on July 23, 2010.

ADMINISTRATION

The Compensation Committee of our Board of Directors generally administers the plan and generally has the power to select the employees who are to receive awards under the plan. It also interprets the plan and determines the type, number, vesting requirements (as further discussed below) and other features and conditions of an award of the options, restricted stock, stock appreciation rights or stock units granted. As discussed on pages 11 and 12, the Compensation Committee has delegated the authority to grant equity compensation to new hires of the Company, other than executive officers, to a Secondary Compensation Committee comprised of two executive officers of the Company, subject to certain limitations. The Compensation Committee periodically reviews grants made by the Secondary Compensation Committee to ensure compliance with the per employee and aggregate limitations that the Compensation Committee has outlined.

VESTING

Options issued or issuable under the plan generally vest and become exercisable over a three or four-year period. Under three-year vesting, 20% of the options vest six months following the vesting commencement date (which is permitted to be earlier than the grant date) and the balance of the grant vests in 30 equal monthly installments thereafter while employment or service continues. Alternatively under three-year vesting, one-third of the options vest on the first anniversary of the vesting commencement date and the balance vests monthly thereafter. Under four-year vesting, 25% of the options vests on the first anniversary of the vesting commencement date (which is permitted to be earlier than the grant date) and the balance of the grant vests in 36 equal monthly installments thereafter while employment or service continues. Nevertheless, under the plan, the Compensation Committee has the authority to determine alternative vesting schedules and at various times has elected to grant options with alternative vesting schedules. In addition, the plan permits the Compensation Committee to allow an optionee to exercise his or her options before they become vested, subject to the Company’s right of repurchase over any underlying shares acquired under the unvested portion of the options. This right of repurchase would lapse at the same rate that the option would have vested had there been no early exercise. In the case of restricted stock or stock units granted under the plan, such awards would become vested, in full or in installments, upon the satisfaction of the conditions specified in the applicable agreement between us and the recipient.

Subject to the receipt of stockholder approval where necessary pursuant to Rule 4350 of the NASD Marketplace Rules or otherwise, our Board, or its Compensation Committee, has the authority to amend, suspend or terminate the option plan at any time for any reason, but no such action would affect any award previously granted under the plan. Awards granted under the plan are generally not transferable by the holder, and each option and stock appreciation right is exercisable during the lifetime of the holder only or by the holder’s guardian or legal representative. The plan provides that a stock option or a stock appreciation rights agreement under the plan may provide for accelerated exercisability in the event of the holder’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the holder’s service to us.

Restricted stock or stock units issued under the plan must be granted pursuant to an agreement between us and the participant, and vest in full or in installments in accordance with the respective agreement, which may provide for acceleration upon the occurrence of certain events. The purchase price for shares repurchased pursuant to a restricted stock purchase agreement would be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to us. Any repurchase option would lapse at a rate determined by the administrator.

STOCK OPTION EXERCISE PRICES

The exercise price of all incentive stock options and non-statutory stock options granted to non-employee directors must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of other non-statutory stock options and stock purchase rights granted under the option plan is determined by the administrator. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our outstanding capital stock, the exercise price of any incentive stock option granted must at least equal 110% of the fair market value on the grant date and the term of such incentive stock option must not exceed five years. For purposes of determining such fair market value, we currently use the reported closing price of our common stock at the close of regular trading hours as listed on Nasdaq. The term of all other options granted under the plan may not exceed ten years. The plan permits optionees to pay the exercise price for the options using cash, by surrendering shares of the Company owned by the optionee (including shares acquired in the exercise itself and commonly referred to as a cashless or net exercise provision), by delivery to us of a full-recourse promissory note, or other means consistent with and subject to applicable laws, rules and regulations including without limitation the Sarbanes-Oxley Act of 2002. We filed registration statements with the SEC on Form S-8 on January 12, 2001, as amended on October 9, 2003 and August 2, 2004, and on December 29, 2006 covering the resale of the shares issued under the 2000 Plan by directors, officers and employees, subject to compliance with our internal Company restrictions on trading in Company securities.

MODIFICATION OR ASSUMPTION OF STOCK OPTIONS OR STOCK APPRECIATION RIGHTS

As currently in effect, and within the limitations of the 2000 Plan, the Board or the Compensation Committee may amend, modify or extend outstanding options or stock appreciation rights (“SARs”); provided, that the modification of a stock option or SAR may not, without the consent of the optionee, alter or impair the optionee’s rights or obligations under the option or SAR. Notwithstanding the foregoing, absent the prior approval of the majority of shares of the common stock of the Company, no option or SAR may be modified to reduce the per share exercise price of the shares subject to such option or SAR below the per share exercise price as of the date the option or SAR was granted, and no option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an option or SAR having a higher per share exercise price (in each case, other than in the context of a stock split, stock combination, merger, recapitalization, reorganization or other similar event in order to prevent the dilution or enlargement of rights under the 2000 Plan).

EFFECT OF A CHANGE IN CONTROL

The 2000 Plan provides that in the event that we are a party to a merger, reorganization or other similar corporate event, outstanding awards, other than grants to non-employee directors, shall be subject to the agreement of merger, reorganization or other similar corporate event. Such agreement may provide, without limitation, for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by us if we are the surviving corporation, for accelerated vesting or for their cancellation with or without consideration. The plan administrator may determine, at the time of granting an award or thereafter, that such award shall become fully vested as to all shares subject to such award in the event that a change in control occurs with respect to us. In addition, the plan provides that options granted to non-employee directors vest altogether in the event of certain changes of control.

PROTECTION AGAINST DILUTION

In the event of a subdivision of the outstanding shares of our common stock, a declaration of a dividend payable in shares of our stock or payable in a form other than shares of common stock in an amount that has a material effect on the price of the shares, a stock combination, a recapitalization, reorganization, merger, or other similar occurrence, the Compensation Committee is entitled to make such adjustments, as it in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of the rights granted under the plan. The Compensation Committee may do so by adjusting (i) the number of shares available for future awards, (ii) the number of shares covered by each outstanding award or (iii) the exercise price.

U.S. INCOME TAX CONSEQUENCES

Stock Options. Options granted under the 2000 Plan may be either incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, or non-statutory stock options, which are not intended to meet such requirements. The U.S. income tax treatment to our U.S. employees and to us for the two types of options is currently as follows:

Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes equal to the excess of the fair market value of the purchased shares at such time over the exercise price paid for those shares.

The optionee would recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain dispositions. For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition was granted and more than one year after the date the option was exercised for those shares. If either of these two requirements is not satisfied, then a disqualifying disposition results.

Upon a qualifying disposition, the optionee would recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares would be taxable as ordinary income to the optionee. Any additional gain recognized upon the disposition would be taxable as a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then we would be entitled to an income tax deduction, if otherwise available to us, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. If the optionee makes a qualifying disposition, we would not be entitled to any income tax deduction.

Non-Statutory Stock Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee would, in general, recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee and the Company would be required to satisfy certain tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by us in the event of the optionee’s cessation of service prior to vesting in those shares, then the optionee would not recognize any taxable income at the time of exercise but would have to report as ordinary income, as and when our repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee would not recognize any additional income as and when the repurchase right lapses.

We would be entitled to U.S. federal income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction would in general be allowed for the taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights. No taxable income is recognized upon receipt of a stock appreciation right. The holder would recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder would be required to satisfy the tax withholding requirements applicable to such income.

We would be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock. The tax principles applicable to grants of restricted stock under the Incentive Plan would be substantially the same as those summarized above for the exercise of non-statutory stock option grants.

NON-U.S. TAX CONSEQUENCES

The income taxation consequences to our non-U.S. employees vary by country. Our Canadian subsidiary is generally entitled to a tax deduction to the extent employees of our Canadian subsidiary realize taxable income in connection with stock option exercises.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

We anticipate that any compensation deemed paid in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory stock options with exercise prices equal to the fair market value of the option shares on the grant date under the stock option plan will qualify as performance-based compensation for purposes of Section 162(m) of the Internal Revenue Code and will not have to be taken into account for purposes of the $1.0 million limitation per covered individual on the deductibility of the compensation paid to our executive officers. Accordingly, all compensation deemed paid with respect to those options should remain deductible by us without limitation under Section 162(m).

ACCOUNTING TREATMENT AS OF THE DATE OF THIS PROXY STATEMENT

On January 1, 2006, the Company adopted SFAS 123(R), which requires that we measure and recognize compensation expense for all share-based payment awards made to employees and directors including stock option grants, non-vested stock grants, and purchases of stock made pursuant to the Company’s Purchase Plan based on estimated fair values. SFAS 123(R) supersedes the Company’s previous accounting under Accounting Principles Board Opinion (“APB”) No. 25, “Accounting for Stock Issued to Employees”. In March 2005, the SEC issued Staff Accounting Bulletin (“SAB”) No. 107, and the Company has applied the provisions of SAB No. 107 in its adoption of SFAS 123(R).

SFAS 123(R) requires companies to estimate the fair value of share-based payment option awards on the date of grant using an option-pricing model. The value of the awards that are ultimately expected to vest are recognized as compensation expense over the requisite service periods using the straight-line method. Prior to the adoption of SFAS 123(R), the Company accounted for share-based awards to employees and directors using the intrinsic value method in accordance with APB No. 25 as allowed under SFAS 123, “Accounting for Stock-Based Compensation”. Under the intrinsic value method, share-based compensation expense was only recognized by the Company if the exercise price of the grant was less than the fair market value of the underlying stock at the date of grant.

OTHER INFORMATION

A new benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2000 Plan are discretionary. As of the date of this Proxy Statement, we do not have a plan, arrangement or commitment to grant additional options or other equity incentive awards under the 2000 Plan; however, we expect that we will need to make additional award grants in the near future in order to hire additional employees and to properly incentivize existing employees. The closing price of the Company’s common stock, as reported on Nasdaq on March 30, 2007, was $16.04 per share.

VOTE REQUIRED ON PROPOSAL 2

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting.

BOARD RECOMMENDATION

The Board unanimously recommends a vote FOR Proposal 2.

PROPOSAL 3:

AMENDMENT OF THE AMENDED AND RESTATED NOVATEL WIRELESS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

EMPLOYEE STOCK PURCHASE PLAN

Our 2000 Employee Stock Purchase Plan, as amended and restated, currently has stockholder approval for the issuance of up to an aggregate of 288,000 shares of our common stock, subject to annual adjustment as set forth below and subject to adjustment in the event of stock splits and other similar events described in more detail in the Purchase Plan itself. As of March 30, 2007, 245,499 shares had been purchased under the plan and 42,501 remained reserved for issuance thereunder.

On April 26, 2007, our Board of Directors approved an amendment to the Purchase Plan, subject to stockholder approval, pursuant to which an additional 200,000 shares would be reserved for issuance thereunder. If our stockholders approve this amendment it would have the effect of immediately adding this amount of shares to the Purchase Plan.

A copy of the Purchase Plan, as approved by the Board on April 26, 2007, and which will be effective upon receipt of approval from the stockholders, is attached to this Proxy Statement as Appendix D and is incorporated by reference. The following description of the Purchase Plan is a summary and does not purport to be a complete description. See Appendix D for more detailed information.

SHARES SUBJECT TO THE PLAN

Our Board of Directors adopted the Purchase Plan on July 24, 2000 and our stockholders approved it in September 2000. The plan became effective upon our initial public offering on November 15, 2000. Currently a total of 288,000 shares of our common stock are reserved for issuance under the plan including shares automatically added annually to the plan as follows: beginning with our first fiscal year beginning after the first day of each fiscal year while the plan is in effect, shares are added to the plan equal to the lesser of (a) 0.5% of the outstanding shares of our common stock on the last day of the prior fiscal year, (b) 18,000 shares, or (c) such lesser number of shares as may be determined by our Board in its sole discretion.

PURCHASE OF SHARES

The Purchase Plan permits participants to purchase shares of our common stock through payroll deductions of up to 10% of their total annual compensation. We use the dollar amounts that we deduct and accumulate on behalf of each participant in order to purchase shares of our common stock reserved for issuance under the plan at the end of each purchase period. Under the plan, which is intended to qualify under Section 423 of the Internal Revenue Code, our Board of Directors may determine the duration and frequency of stock purchase periods. The plan generally operates using consecutive, overlapping, twenty-four month offering periods. Each offering period includes four approximately six-month purchase periods. The offering periods generally start on the first trading day on or after February 16 and August 16 of each year.

PURCHASE PRICE OF SHARES

The price of stock purchased under the Purchase Plan is generally 85% of the lower of the fair market value of our common stock either at the beginning of the offering period or at the end of the purchase period. Any participant whose option has not expired and who has not withdrawn from the plan automatically will be deemed to be un-enrolled from his or her then current option and to be enrolled as of the first day of the subsequent purchase period if the price per share at the beginning of such subsequent purchase period is lower than the price per share on the enrollment date relating to the participant’s then current option. Participants may end their participation at any time during an offering period, and, if they elect to do so, are paid their accumulated payroll deductions to date without interest.

ELIGIBILITY

Any employee of ours is eligible to participate in the Purchase Plan. However, no employee may be granted an opportunity to purchase stock under the Purchase Plan if immediately after the grant, he or she would own stock comprising 5% or more of the total combined voting power or value of all classes of our capital stock. Participation in the Purchase Plan ends automatically upon termination of employment with us.

TRANSFERABILITY

Rights granted under the plan are not transferable by a participant other than upon his or her death or by a special determination by the plan administrator. In the event of a reorganization, merger or other similar change in capital structure of the Company, the Board of Directors may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available under the Purchase Plan and in the maximum number of shares subject to any option under the Purchase Plan.

MODIFICATION AND TERMINATION OF PURCHASE PLAN

Our Board of Directors has the authority to amend or terminate the Purchase Plan at any time for any reason. Unless earlier terminated by our Board of Directors, the plan will terminate automatically 10 years from its effective date. We filed registration statements with the SEC on Form S-8 on January 12, 2001, as amended on October 9, 2003 and August 2, 2004, and on December 29, 2006 covering the resale of the shares issued under the Purchase Plan by employees, shares subject to compliance with our internal Company restrictions on trading in Company securities.

OTHER INFORMATION

Because participation in the Purchase Plan is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the Purchase Plan, it is not possible to determine the value of benefits that may be obtained by executive officers and employees under the Purchase Plan.

VOTE REQUIRED ON PROPOSAL 3

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote at the annual meeting.

BOARD RECOMMENDATION

The Board recommends a vote FOR Proposal 3.

PROPOSAL 4:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

Our Audit Committee has appointed KPMG LLP, an Independent Registered Public Accounting Firm, as the Company’s independent auditors for the fiscal year ending December 31, 2007 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the 2007 Annual Meeting of Stockholders. KPMG LLP has audited the Company’s financial statements since the fiscal year ending December 31, 2002. The Audit Committee believes that KPMG LLP’s experience with and knowledge of the Company are important, and would like to continue this relationship. A representative of KPMG LLP is expected to attend the 2007 Annual Meeting of Stockholders. The KPMG LLP representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

KPMG LLP has advised us that the firm does not have any direct or indirect financial interest in Novatel Wireless or any of its wholly owned subsidiaries, nor has KPMG LLP had any such interest since the inception of Novatel Wireless in 1996, other than as a provider of auditing and accounting services. In making the selection of KPMG LLP to continue as our Independent Registered Public Accounting Firm for the year ended December 31, 2007, the Audit Committee reviewed past audit results and the non-audit services performed during the Company’s fiscal year 2006 and which are proposed to be performed during fiscal year 2007. In selecting KPMG LLP, the Audit Committee carefully considered KPMG LLP’s independence. KPMG LLP has confirmed to us that it is in compliance with all rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence.

Neither the Company’s bylaws nor other governing documents requires stockholder ratification of the selection of KPMG LLP as the Company’s independent auditors. However, we are submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, the Audit Committee will reconsider whether or not to continue to retain KPMG LLP, but may still retain them. Even if this selection is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting of Stockholders will be required to ratify the selection of KPMG LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether this matter has been approved.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows aggregate fees billed to the Company for fiscal years ended December 31, 2006 and December 31, 2005, by KPMG LLP.

	Fiscal Year Ended December 31,
	2006	2005
Audit Fees (1)	$838,000	$839,800
Audit-Related Fees (2)	—	—
Tax Fees (3)	$4,000	$243,500
All Other Fees (4)	—	—

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Audit fees also include fees for professional services rendered for the audits of (i) managements assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

(2)	Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or reviews of our consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax Fees consist of fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning.
(4)	All Other Fees consist of fees for products and services other than the services reported above.

PRE-APPROVAL POLICIES AND PROCEDURES

Our Audit Committee annually reviews and pre-approves certain audit and non-audit services that may be provided by our Independent Registered Public Accounting Firm and establishes and pre-approves the aggregate fee level for these services. Any proposed services not included within the list of pre-approved services or any proposed services that will cause the Company to exceed the pre-approved aggregate fee amount requires specific pre-approval by the Audit Committee. For 2006, all audit and not audit services that KPMG LLP rendered to the Company were pre-approved in accordance with Company guidelines.

The Audit Committee has determined that the rendering of services other than audit services by KPMG LLP is compatible with maintaining the principal accounting firm’s independence.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Report of the Audit Committee of the Novatel Wireless Board of Directors

The role of the Audit Committee is to oversee the financial reporting process of the Company on behalf of the Board of Directors, and to appoint, compensate, retain, and oversee the services of the Company’s Independent Registered Public Accounting Firm. The Audit Committee reviews the Company’s financial controls, meets with the Company’s management regarding the financial controls, acts upon recommendations of the Company’s Independent Registered Public Accounting Firm and takes further actions as the Audit Committee deems necessary for the completion of an audit of the Company’s financial statements. The Company’s management has the primary responsibility for the preparation of Novatel Wireless’ financial statements as well as its financial reporting processes, accounting principles and internal controls. The Company’s Independent Registered Public Accounting Firm is responsible for performing an annual audit and quarterly reviews of the Company’s financial statements and, with respect to the annual audit, expressing an opinion as to the conformity of such financial statements with U.S. generally accepted accounting principles and on management’s assessment of the effectiveness of the Company’s internal control over financial reporting. In addition, the Company’s Independent Registered Public Accounting Firm expresses its own opinion on the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2006 with management and, separately, with KPMG LLP, the Company’s Independent Registered Public Accounting Firm. The Audit Committee has discussed with such firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committee) as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications), as currently in effect, which include, among other items, matters related to the conduct of the audit of the Company’s financial statements and matters relating to the auditor’s judgments about the acceptability and the quality of Novatel Wireless’ accounting principles. In addition, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), as currently in effect, and it has discussed with KPMG LLP its independence from both the Company and Company management. The Audit Committee has also considered whether KPMG LLP’s provision of non-audit services to the Company would be compatible with maintaining its independence.

In the performance of this oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by Company management and by KPMG LLP. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that Company management has maintained adequate financial reporting processes, accounting principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that KPMG LLP meets the applicable standards for its independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements of Novatel Wireless as of and for the year ended December 31, 2006 be included in the Annual Report on Form 10-K for such fiscal year for filing with the SEC.

Audit Committee

Robert H. Getz

Greg Lorenzetti*

David A. Werner, Chairman

*	Appointed to the Audit Committee in April 2007

OTHER MATTERS

The Company does not know of any other matters that will be presented for consideration at the 2007 Annual Meeting of Stockholders. However, if any other matters properly come before such annual meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed Proxy Card to vote the shares they represent as the Board may recommend. By execution of the enclosed Proxy Card, you grant discretionary authority with respect to such other matters.

COMPLIANCE WITH FEDERAL SECURITIES LAWS

Compliance with Section 16(a) of the Exchange Act. Section 16(a) of the Exchange Act requires our directors, certain of our officers (as defined in regulations issued by the SEC), and persons who beneficially own more than ten percent of any class of any equity security of ours which is registered pursuant to Section 12 of the Exchange Act, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our securities. Such officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Each of our executive officers named in the Summary Compensation Table was subject to the reporting requirements of Section 16 during the fiscal year ended December 31, 2006.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations made to us that no other reports were required during 2006, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent stockholders were satisfied.

STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING

If you intend to propose any matter for action at our 2008 Annual Meeting of Stockholders and wish to have the proposal included in our 2008 Proxy Statement and Proxy Card, you must submit your proposal to the Corporate Secretary of Novatel Wireless at 9645 Scranton Road, San Diego, CA 92121, not later than January 1, 2008. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act as well as the requirements of our certificate of incorporation and bylaws. Only then can we consider your proposal for inclusion in our Proxy Statement and Proxy Card relating to the 2008 Annual Meeting. Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders, which are not to be included in the Company’s proxy materials, must be received between February 22, 2008 and March 23, 2008 in order to be considered timely in accordance with the Company’s bylaws. You can find other specifics regarding the notice procedures, including the required content of the notice, in our bylaws, a copy of which we will provide you without charge upon your request to our Corporate Secretary at the address set forth above.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some brokers with account holders who are stockholders of Novatel Wireless may be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Novatel Wireless, Inc., 9645 Scranton Road, San Diego, California 92121, Attention: Catherine F. Ratcliffe, Vice President of Business Affairs and Secretary, or call (858) 812-3400. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. This Proxy Statement and our 2006 annual report may be viewed online at www.novatelwireless.com.

AVAILABLE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, as a consequence, we file reports, Proxy Statements and other information with the SEC. You may inspect and copy the reports, Proxy Statements and other information that we file at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, or by way of the SEC’s Internet address, http://www.sec.gov. You may also inspect these reports and other information at the offices of the National Association of Securities Dealers, Inc., 1734 K. Street, N.W., Washington, D.C. 20006. These reports are also available on our web site at www.novatelwireless.com.

In addition, we will provide without charge to each person to whom a copy of the Proxy Statement is delivered, upon written or oral request, additional copies, without exhibits, of our Annual Report on Form 10-K for the period ended December 31, 2006. Please address requests for copies to: 9645 Scranton Road, San Diego, California 92121, Attn: Corporate Secretary, telephone (858) 812-3400.

We urge you to sign, date and return the enclosed Proxy Card in the envelope provided. No further postage is required if the envelope is mailed within the United States. If you subsequently decide to attend the annual meeting and wish to vote your shares, you may do so. Your cooperation in giving this matter your prompt attention will be appreciated.

By Order of the Board of Directors,

Catherine F. Ratcliffe
Vice President of Business Affairs and Secretary

April 30, 2007

Appendix A

Amended and Restated

AUDIT COMMITTEE CHARTER

of the

Audit Committee

of

The Board of Directors

of

Novatel Wireless, Inc.

This Audit Committee Charter (“Charter”) was adopted by the Board of Directors (the “Board”) of Novatel Wireless, Inc. (the “Company”) on April 4, 2000. On April 16, 2004, the Audit Committee (the “Committee”) recommended revisions to the Charter and on April 19, 2004, the Board amended and restated it. On October 18, 2006, the Audit Committee recommended further revisions to the Charter and on October 19, 2006, the Board amended and restated it.

I. Purpose

The purpose of the Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company’s bylaws and applicable law. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee’s sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

Notwithstanding the foregoing, the Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements as well as the Company’s financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent registered public accountants is responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with U.S. generally accepted accounting principles and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with U.S. generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company’s independent registered public accountants) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term “review” to include a particular set of required procedures to be undertaken by independent registered public accountants. The members of the Committee are not independent registered public accountants, and the term “review” as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of independent registered public accountants performing reviews of financial statements.

II. Membership

The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company’s next annual stockholders meeting or one year from the date the vacancy occurs. Each Committee member must be able to read and understand fundamental financial statements, including a company’s balance sheet, statement of operations, statement of stockholders’ equity and statement of cash flows. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including currently serving as or having served as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, if at least one member of the Committee is not an “audit committee financial expert” within the definition adopted by the Securities and Exchange Commission (the “SEC”), the Company shall disclose in its periodic reports required to be filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”) the reasons that at least one member of the Committee is not an “audit committee financial expert.” Each Committee member shall satisfy the independence requirements of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, then the member may remain on the Committee until the earlier of the Company’s next annual stockholders meeting or one year from the date of the event that caused the member to cease to be independent.

The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

The Chair of the Committee (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agenda for each Committee meeting. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with applicable law or any provisions of the Company’s bylaws that are applicable to the Committee.

The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems necessary or desirable. Periodically, the Committee shall meet separately with management and with the independent registered public accountants.

All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings anyone else it deems appropriate.

The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee in its sole discretion, for payment of compensation to the independent registered public accountants for the purpose of rendering or issuing an audit report or performing other audit, review or attestation services, for payment of compensation to any advisors or experts employed by the Committee and for ordinary administrative expenses of the Committee that the Committee determines are necessary or appropriate in carrying out its duties.

The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

Interaction with the Independent Registered Public Accountants

1. Appointment and Oversight. The Committee shall be directly responsible for determining and approving the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including resolution of any disagreements between Company management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review, attestation or non-audit services for the Company, subject to applicable law, rules and regulations, including without limitation, SEC Regulation S-X. The Committee’s approval of such appointment, compensation and retention may be pursuant to preapproval policies and procedures established by the Committee consistent with applicable laws, rules and regulations, including the delegation of preapproval authority to one or more Committee members so long as any such preapproval decisions are presented to the full Committee at the next scheduled meeting. The independent registered public accountants shall report directly to the Committee.

2. Independence of the Independent Registered Public Accountants. The Committee shall, at least annually, review the independence and quality control procedures of the independent registered public accountants and the experience and qualifications of the independent registered public accountants’ senior personnel that are providing audit services to the Company. In conducting its review:

(i) The Committee shall obtain and review a report prepared by the independent registered public accountants describing (a) the auditing firm’s internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm.

(ii) The Committee shall ensure that the independent registered public accountants prepare and deliver, at least annually, a written statement delineating all relationships between the independent registered public accountants and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent registered public accountants with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity or independence of the independent registered public accountants. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent registered public accountant’s report to satisfy itself of the registered public accountants’ independence.

(iii) The Committee shall confirm with the independent registered public accountants that the independent registered public accountants are in compliance with the partner rotation requirements established by the SEC.

(iv) The Committee shall consider whether the Company should adopt a policy regarding rotation of the annual audit among independent registered public accounting firms, and, if deemed appropriate, adopt such a policy.

(v) The Committee shall, if applicable, consider whether the independent registered public accountants’ provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent registered public accountants.

Annual Financial Statements and Annual Audit

3. Meetings with Management and the Independent Registered Public Accountants.

(i) The Committee shall meet with management and the independent registered public accountants in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

(ii) The Committee shall review and discuss with management and the independent registered public accountants: (a) any issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and any issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (b) any analyses prepared by management or the independent registered public accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including analyses of the effects of alternative GAAP methods on the Company’s financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

(iii) The Committee shall review and discuss the annual audited financial statements proposed to be included in the Company’s Annual Report on Form 10-K to be filed with the SEC with management and the independent registered public accountants, as appropriate, including the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

4. Separate Meetings with the Independent Registered Public Accountants.

(i) The Committee shall review with the independent registered public accountants any problems or difficulties the independent registered public accountants may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management’s responses to such matters. Among the items that the Committee should consider reviewing with the independent registered public accountants are: (a) any accounting adjustments that were noted or proposed by the independent registered public accountants but were “passed” (as immaterial or otherwise); (b) any communications between the audit team and the independent registered public accountants’ national office respecting auditing or accounting issues presented by the engagement; and (c) any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accountants to the Company. The Committee shall obtain from the independent registered public accountants assurances that Section 10A(b) of the Exchange Act has not been implicated with respect to required response to audit discoveries.

(ii) The Committee shall discuss with the independent registered public accountants the report that such independent registered public accountants are required to make to the Committee regarding: (a) all accounting policies and practices to be used that the independent registered public accountants identifies as critical; (b) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent registered public accountants, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accountants; and (c) all other material written communications between the independent registered public accountants and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, the independent registered public accountants’ engagement letter, the independent registered public accountants’ independence letter, any schedule of unadjusted audit differences and any listing of adjustments and reclassifications not recorded.

(iii) The Committee shall discuss with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as then in effect.

5. Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs 3(iii) and 4(iii) above, and based on the disclosures received from the independent registered public accountants regarding its independence and discussions with the independent registered public accountants regarding such independence pursuant to subparagraph 2(ii) above, recommend to the Board, if appropriate, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

6. Meetings with Management and the Independent Registered Public Accountants. The Committee shall review and discuss with management and the independent registered public accountants the results of the independent registered public accountants’ review of the Company’s quarterly financial statements, prior to public disclosure of quarterly financial information, if practical, or prior to filing with the SEC of the Company’s Quarterly Report on Form 10-Q, and any other matters required to be communicated to the Committee by the independent registered public accountants under U.S. generally accepted auditing standards, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in its periodic reports to be filed with the SEC.

Other Powers and Responsibilities

7. Press Releases. The Committee shall discuss with management and the independent registered public accountants, as appropriate, the Company’s earnings press releases, as well as the substance of financial information and earnings guidance provided to analysts and ratings agencies, which discussions may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance. The Chair of the Committee may represent the entire Committee for purposes of this discussion.

8. Ethical Compliance. The Committee shall review the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure adherence to applicable laws, rules and regulations, as well as to its Code of Business Conduct and Ethics, as may be amended from time to time, including review and approval of related party transactions as contemplated by Nasdaq Rule 4350.

9. Correspondence with Regulators. The Committee shall discuss with management, the independent registered public accountants, outside counsel, as appropriate, and such special counsel, separate accounting firm or other consultants and advisors as the Committee deems appropriate, any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, internal controls or accounting policies.

10. Legal Matters. The Committee shall discuss with the Company’s General Counsel or outside counsel any legal matters brought to the Committee’s attention that could reasonably be expected to have a material impact on the Company’s financial statements.

11. Subsidiaries and Affiliates. The Committee shall request assurances from management that the Company’s foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

12. Risk Assessment and Management. The Committee shall discuss with management and the independent registered public accountants, as appropriate, the Company’s policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company’s significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

13. Former Employees of the Independent Registered Public Accountants. The Committee shall be informed about the Company’s proposed hiring of any employee or former employee of the Company’s independent registered public accountants.

14. Complaint Procedures. The Committee shall establish procedures, when and as deemed necessary or appropriate by the Committee or required by applicable laws, rules and regulations, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by Company employees regarding questionable accounting or auditing matters.

15. Regulatory and Accounting Initiatives. The Committee shall review with counsel, the independent registered public accountants and management, as appropriate, any significant regulatory or other legal or accounting initiatives or matters that may have a material impact on the Company’s financial statements, compliance programs and policies if, in the judgment of the Committee, such review is necessary or appropriate.

16. Investigations. The Committee shall investigate any matter brought to the attention of the Committee within the scope of its duties if, in the judgment of the Committee, such investigation is necessary or appropriate.

17. Proxy Report. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of SEC Regulation S-K, for inclusion in each of the Company’s annual proxy statements.

18. Report to Board. The Committee, through its Chair, shall report regularly to, and review with, the Board any material issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements related thereto, the performance and independence of the Company’s independent registered public accountants or any other matter the Committee determines is necessary or advisable to report to the Board.

19. Annual Charter Review. At least annually, the Committee shall review and reassess this Charter and its compliance herewith, and submit any recommended changes to the Board for its consideration.

20. Annual Committee Evaluation. The Committee shall conduct an annual evaluation of the performance of the Committee.

Appendix B

NOVATEL WIRELESS, INC.

Charter

for the

Compensation Committee

of the

Board of Directors

PURPOSE

The purpose of the Compensation Committee established pursuant to this charter will be to make such examinations as are necessary to create and to implement appropriate compensation policies for the executive officers and such other employees of the Company as the Board shall deem appropriate, including performance-based and long-term compensation.

MEMBERSHIP AND POWER TO ACT

The Compensation Committee will be comprised of up to three members of the Board of Directors. Such members will be elected by and serve at the pleasure of the Board. As long as the Company’s Common Stock remains publicly traded, the Committee will consist of at least two members and no member of the Committee will be an employee (including a current officer) or a former officer of the Company or will have engaged in any transaction or been involved in any business relationship which would disqualify such Committee member as (i) a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (ii) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. These terms are more fully described on Exhibit A attached hereto.

In the event that the Committee shall have more than two members and one or more members of the Committee are absent from a meeting of the Committee, the remaining members of the Committee (provided there are at least two such members), acting unanimously, shall have the power to take any action necessary or convenient to the efficient discharge of the foregoing. No action of the Committee shall be valid unless taken pursuant to a resolution adopted and approved by at least two members of the Committee. No employee-member of the Committee, if any, shall participate in any discussions or deliberations relating to such person’s own compensation. For the purposes of obtaining an exemption under Rules 16b-3(d) and (e) promulgated under Section 16 of the Exchange Act, any employee-member of the Committee shall abstain or recuse themselves from deliberations relating to such approvals.

MEETINGS

The Compensation Committee will meet at such times as it deems appropriate to review the compensation of the executive officers of the Company.

RESPONSIBILITIES

1.	To establish and review at least annually the Company’s general compensation policies applicable to the Company’s Chief Executive Officer and other executive officers, including the relationship of the Company’s performance to executive compensation generally, and the Chief Executive Officer’s compensation in particular, and the bases for the Chief Executive Officer’s compensation. The Committee’s power to establish and review annually the Company’s compensation policies applicable to the Company’s Chief Executive Officer and other executive officers shall be subject to any modification or veto made by the full Board in its discretion. The Company’s Chief Executive Officer shall not participate in any deliberations concerning his or her compensation;

2.	To review and approve the level of compensation, including salaries, fees, benefits, executive incentive plans and perquisites, of the Chief Executive Officer and the other executive officers of the Company;

3.	To review and advise the Board concerning the performance of the Chief Executive Officer of the Company and of those other employees whose compensation is within the review jurisdiction of the Committee;

4.	To review (and, if deemed appropriate by the Committee, retain consultants regarding) and advise the Board concerning compensation for the Board of Directors;

5.	To review (and, if deemed appropriate by the Committee, retain consultants regarding) and advise the Board concerning both regional and industry-wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry;

6.	To administer the stock compensation plans that may be adopted by the Company from time to time, including the determination of employees and the parties who are to receive grants of stock or stock options and the terms of such grants;

7.	To perform such other functions and have such other powers as may be necessary or convenient to the efficient discharge of the foregoing; and

8.	To report to the Board of Directors regarding the foregoing from time to time, or whenever it shall be called upon to do so.

REPORTS

The Compensation Committee will record its summaries of recommendations to the Board in written form which will be incorporated as a part of the minutes of the Board of Directors.

Exhibit A

1.	Non-Employee Director.

Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 defines a Non-Employee Director as a director who:

(a) Is not currently an officer (as defined in Rule 16a-1(f)) of the issuer or a parent or subsidiary of the issuer, or otherwise currently employed by the issuer or a parent or subsidiary of the issuer;

(b) Does not receive compensation, either directly or indirectly, from the issuer or a parent or subsidiary of the issuer, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and

(c) Does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K.

2.	Outside Director.

Regulation 1.162-27(e)(3) promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, defines an Outside Director as a director who:

(a) Is not a current employee of the publicly held corporation;

(b) Is not a former employee of the publicly held corporation who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year;

(c) Has not been an officer of the publicly held cooperation; and

(d) Does not receive remuneration from the publicly held corporation, either directly or indirectly, in any capacity other than as a director. For this purpose, remuneration includes any payment in exchange for goods or services.

Appendix C

2000 STOCK INCENTIVE PLAN

i

ii

iii

AMENDED AND RESTATED

NOVATEL WIRELESS, INC.

2000 STOCK INCENTIVE PLAN

SECTION 1. INTRODUCTION.

The Company’s Board of Directors adopted the Novatel Wireless, Inc. 2000 Stock Incentive Plan on July 24, 2000 (the “Adoption Date”), and the Company’s stockholders approved the Plan on September 13, 2000. The Plan is effective on the date of our initial public offering and as amended and restated to date.

The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by offering Key Employees an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, and to encourage such selected persons to continue to provide services to the Company and to attract new individuals with outstanding qualifications.

The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Stock, Stock Units, Stock Appreciation Rights and Options (which may be Incentive Stock Options or Nonstatutory Stock Options).

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions). Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or the applicable Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement.

SECTION 2. DEFINITIONS.

(a) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity. For purposes of determining an individual’s “Service,” this definition shall include any entity other than a Subsidiary, if the Company, a Parent and/or one or more Subsidiaries own not less than 50% of such entity.

(b) “Award” means any award of an Option, SAR, Stock Unit or Restricted Stock under the Plan.

(c) “Board” means the Board of Directors of the Company, as constituted from time to time.

(d) “Change In Control” except as may otherwise be provided in a Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, means the occurrence of any of the following:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization;

(ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets;

(iii) A change in the composition of the Board, as a result of which fewer that one-half of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

(iv) Any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 20% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (iii), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(A) A trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary of the Company;

(B) A corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company; and

(C) The Company; or

(v) A complete liquidation or dissolution of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee consisting of one or more members of the Board that is appointed by the Board (as described in Section 3) to administer the Plan.

(g) “Common Stock” means the Company’s common stock.

(h) “Company” means Novatel Wireless, Inc., a Delaware corporation.

(i) “Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as an Employee or Director or Non-Employee Director.

(j) “Director” means a member of the Board who is also an Employee.

(k) “Disability” means that the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(l) “Employee” means any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(n) “Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

(o) “Fair Market Value” means the market price of Shares, determined by the Committee as follows:

(i) If the Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the last trading price reported by the applicable composite transactions report for such date;

(ii) If the Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last trading price quoted by the NASDAQ system for such date;

(iii) If the Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and

(iv) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

(p) “Grant” means any grant of an Award under the Plan.

q) “Incentive Stock Option” or “ISO” means an incentive stock option described in Code section 422(b).

(r) “Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

(s) “Non-Employee Director” means a member of the Board who is not an Employee.

(t) “Nonstatutory Stock Option” or “NSO” means a stock option that is not an ISO.

(u) “Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

(v) “Optionee” means an individual, estate or other entity that holds an Option.

(w) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(x) “Participant” means an individual or estate or other entity that holds an Award.

(y) “Plan” means this Novatel Wireless, Inc. 2000 Stock Incentive Plan as it may be amended from time to time.

(z) “Restricted Stock” means a Share awarded under the Plan.

(aa) “Restricted Stock Agreement” means the agreement described in Section 8 evidencing each Award of Restricted Stock.

(bb) “SAR Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Appreciation Right.

(cc) “Securities Act” means the Securities Act of 1933, as amended.

(dd) “Service” means service as an Employee, Director, Non-Employee Director or Consultant.

(ee) “Share” means one share of Common Stock.

(ff) “Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

(gg) “Stock Option Agreement” means the agreement described in Section 6 evidencing each Grant of an Option.

(hh) “Stock Unit” means a bookkeeping entry representing the equivalent of a Share, as awarded under the Plan.

(ii) “Stock Unit Agreement” means the agreement described in Section 8 evidencing each Award of Stock Units.

(jj) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk) “10-Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its subsidiaries. In determining stock ownership, the attribution rules of section 424(d) of the Code shall be applied.

SECTION 3. ADMINISTRATION.

(a) Committee Composition. A Committee appointed by the Board shall administer the Plan. The Board shall designate one of the members of the Committee as chairperson. If no Committee has been approved, the entire Board shall constitute the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

With respect to officers or directors subject to Section 16 of the Exchange Act, the Committee shall consist of those individuals who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to Awards granted to persons who are officers or directors of the Company under Section 16 of the Exchange Act. Notwithstanding the previous sentence, failure of the Committee to satisfy the requirements of Rule 16b-3 shall not invalidate any Awards granted by such Committee.

The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

Either the Board or the Committee shall administer the Plan with respect to all Awards granted to Non-Employee Directors.

(b) Authority of the Committee. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Such actions shall include:

(i)	selecting Key Employees who are to receive Awards under the Plan;

(ii)	determining the type, number, vesting requirements and other features and conditions of such Awards;

(iii)	interpreting the Plan; and

(iv)	making all other decisions relating to the operation of the Plan.

The Committee may adopt such rules or guidelines, as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.

(c) Indemnification. Each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Unit Agreement or Restricted Stock Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

(a) General Rules. Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee.

(b) Incentive Stock Options. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who is a 10-Percent Shareholder shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

(c) Non-Employee Director Options. Non-Employee Directors shall also be eligible to receive Options as described in this Section 4(c) from and after the date the Board has determined to implement this provision.

(i) Each eligible Non-Employee Director shall be granted, upon joining the Board, an NSO to purchase up to 85,000 Shares (subject to adjustment under Section 10) as a result of his or her election or appointment as a Non-Employee Director. All Options granted pursuant to this Section 4 shall vest and become exercisable provided the individual is serving as a director of the Company as of the vesting date as follows: 20% of the Options shall vest on the six-month anniversary of grant, and the balance of such options shall vest in 30 equal monthly installments thereafter commencing on the date seven months after the date of grant. Notwithstanding the foregoing, the Board or the Committee shall be permitted to make such other grants hereunder, from time to time, to Non-Employee Directors and to determine the vesting schedule or schedules thereto as it determines in its reasonable good faith discretion and as set forth in a duly adopted resolution thereof.

(ii) All NSOs granted to Non-Employee Directors under this Section 4(c) shall become exercisable in full in the event of Change in Control with respect to the Company.

(iii) The Exercise Price under all NSOs granted to a Non-Employee Director under this Section 4(c) shall be equal to one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, payable in one of the forms described in Section 7.

(iv) All NSOs granted to a Non-Employee Director under this Section 4(c) shall terminate on the earlier of:

(1) The 10th anniversary of the date of grant; or

(2) The date ninety (90) days after the termination of such Non-Employee Director’s service for any reason.

SECTION 5. SHARES SUBJECT TO PLAN.

(a) Basic Limitation. The stock issuable under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares reserved for Awards under the Plan shall not exceed 11,322,743.

(b) Additional Shares. If Awards are forfeited or terminate for any other reason before being exercised, then the Shares underlying such Awards shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan.

(c) Dividend Equivalents. Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards whether or not such dividend equivalents are converted into Stock Units.

(d) Limits on Options and SARs. No Key Employee shall receive Options to purchase Shares and/or SARs during any fiscal year covering in excess of 1,000,000 Shares, or 2,000,000 Shares in the first fiscal year of a Key Employee’s employment with Company.

(e) Limits on Restricted Stock and Stock Units. No Key Employee shall receive Award(s) of Restricted Stock and/or Stock Units during any fiscal year covering in excess of 500,000 Shares, or 1,000,000 Shares in the first fiscal year of a Key Employee’s employment with Company.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each Grant under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9.

(c) Exercise Price. An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement. To the extent required by applicable law the Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10-Percent Shareholders) of a Share on the date of Grant. In the case of an NSO, a Stock Option Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the NSO is outstanding.

(d) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of Grant. An ISO that is granted to a 10-Percent Shareholder shall have a maximum term of five (5) years. No Option can be exercised after the expiration date provided in the applicable Stock Option Agreement. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. A Stock Option Agreement may permit an Optionee to exercise an Option before it is vested, subject to the Company’s right of repurchase over any Shares acquired under the unvested portion of the Option (an “early exercise”), which right of repurchase shall lapse at the same rate the Option would have vested had there been no early exercise. In no event shall the Company be required to issue fractional Shares upon the exercise of an Option.

(e) Modifications or Assumption of Options. Within the limitations of the Plan, the Committee may amend, modify or extend outstanding options under the Plan. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. Notwithstanding any provision in the Plan to the contrary, absent the prior approval of the majority of shares of common stock of the Company, no Option may be modified to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 10 of the Plan, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

(f) Transferability of Options. Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only or by the guardian or legal representative of the Optionee. No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

(g) No Rights as Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Common Stock covered by an Option until such person becomes entitled to receive such Common Stock by filing a notice of exercise and paying the Exercise Price pursuant to the terms of such Option.

(h) Restrictions on Transfer. Any Shares issued upon exercise of an Option shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.

SECTION 7. PAYMENT FOR OPTION SHARES.

(a) General Rule. The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows:

(i) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.

(ii) In the case of an NSO granted under the Plan, the Committee may in its discretion, at any time accept payment in any form(s) described in this Section 7.

(b) Surrender of Stock. To the extent that this Section 7(b) is applicable, payment for all or any part of the Exercise Price may be made with Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

(c) Promissory Note. To the extent that this Section 7(c) is applicable, payment for all or any part of the Exercise Price may be made with a full-recourse promissory note.

(d) Other Forms of Payment. To the extent that this Section 7(d) is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

SECTION 8. TERMS AND CONDITIONS FOR AWARDS OF RESTRICTED STOCK AND STOCK UNITS.

(a) Time, Amount and Form of Awards. Awards under this Section 8 may be granted in the form of Restricted Stock in the form of Stock Units, or in any combination of both. Restricted Stock or Stock Units may also be awarded in combination with NSOs or SARs, and such an Award may provide that the Restricted Stock or Stock Units will be forfeited in the event that the related NSOs or SARs are exercised.

(b) Agreements. Each Award of Restricted Stock or Stock Units under the Plan shall be evidenced by a Restricted Stock Agreement or Stock Unit Agreement between the Participant and the Company. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Agreement. The provisions of the various Agreements entered into under the Plan need not be identical.

(c) Payment for Restricted Stock or Stock Unit Awards. Restricted Stock or Stock Units may be issued with or without cash consideration under the Plan.

(d) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 10.

(e) Vesting Conditions. Each Award of Restricted Stock or Stock Units shall become vested, in full or in installments, upon satisfaction of the conditions specified in the applicable Agreement. An Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability or retirement or other events.

(f) Assignment or Transfer of Restricted Stock or Stock Units. Except as provided in Section 13, or in a Restricted Stock Agreement or Stock Unit Agreement, or as required by applicable law, a Restricted Stock or Stock Unit Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Section 8(f) shall be void. However, this Section 8(f) shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Stock or Stock Unit Awards in the event of the Participant’s death, nor shall it preclude a transfer of Restricted Stock or Stock Unit Awards by will or by the laws of descent and distribution.

(g) Death of Stock Units Recipient. Any Stock Unit Award that becomes payable after the Award recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Unit Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the recipient, then any Stock Unit Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(h) Trusts. Neither this Section 8 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Stock to (a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant’s death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Stock from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Stock held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Restricted Stock Agreement, as if such trustee were a party to such Agreement.

(i) Voting and Dividend Rights. The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Stock shall not reduce the number of Shares available under Section 5.

(j) Stock Unit Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

(k) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 9. TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

(a) SAR Agreement. Each Award of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b) Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 10.

(c) Exercise Price. Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d) Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may also be awarded in combination with Options, Restricted Stock or Stock Units, and such an Award may provide that the SARs will not be exercisable unless the related Options, Restricted Stock or Stock Units are forfeited. A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e) Exercise of SARs. If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (i) Shares, (ii) cash or (iii) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may amend, modify or extend outstanding SARs under the Plan. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder thereof, alter or impair his or her rights or obligations under such SAR. Notwithstanding any provision in the Plan to the contrary, absent the prior approval of the majority of shares of common stock of the Company, no SAR may be amended to reduce the per share exercise price of the shares subject to such SAR below the per share exercise price as of the date the SAR is granted and, except as permitted by Section 10 of the Plan, no SAR may be granted in exchange for, or in connection with, the cancellation or surrender of a SAR having a higher per share exercise price.

SECTION 10. PROTECTION AGAINST DILUTION.

(a) Adjustments. In the event of a subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its reasonable discretion, deems appropriate in order to prevent the dilution or enlargement of rights hereunder in one or more of:

(i) the number of Shares available for future Awards and the per person Share limits under Section 5;

(ii) the number of Shares covered by each outstanding Award; or

(iii) the Exercise Price under each outstanding SAR or Option.

(b) Participant Rights. Except as provided in this Section 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

SECTION 11. EFFECT OF A CHANGE IN CONTROL.

(a) Merger or Reorganization. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration.

(b) Acceleration. The Committee may determine, at the time of granting an Award or thereafter, that such Award shall become fully vested as to all Shares subject to such Award in the event that a Change in Control occurs with respect to the Company.

SECTION 12. LIMITATIONS ON RIGHTS.

(a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Certificate of Incorporation and Bylaws and a written employment agreement (if any).

(b) Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of a stock certificate for such Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Section 10.

(c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

SECTION 13. WITHHOLDING TAXES.

(a) General. A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b) Share Withholding. If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

SECTION 14. DURATION AND AMENDMENTS.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board, subject to the approval of the Company’s stockholders. No Options or SARs shall be exercisable until such stockholder approval is obtained. In the event that the stockholders fail to approve the Plan within twelve (12) months after its adoption by the Board, any Awards made shall be null and void and no additional Awards shall be made. The Plan shall terminate on the date that is ten (10) years after its adoption by the Board and may be terminated on any earlier date pursuant to Section 14(b).

(b) Right to Amend or Terminate the Plan. The Board may amend or terminate the Plan at any time and for any reason. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan. No Awards shall be granted under the Plan after the Plan’s termination. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 15. EXECUTION.

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

NOVATEL WIRELESS, INC.

By	/s/ PETER V. LEPARULO
Title	Executive Chairman

Appendix D

2000 EMPLOYEE STOCK PURCHASE PLAN

i

(continued)

ii

AMENDED AND RESTATED

NOVATEL WIRELESS, INC.

2000 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1

PURPOSE

Novatel Wireless, Inc. hereby establishes the Novatel Wireless, Inc. 2000 Employee Stock Purchase Plan, effective as of the Initial Public Offering Date, in order to provide eligible employees of the Company and its participating Subsidiaries with the opportunity to purchase Common Stock through payroll deductions. The Plan is intended to qualify as an employee stock purchase plan under Section 423(b) of the Code.

SECTION 2

DEFINITIONS

2.1 “1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific Section of the 1934 Act or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.2 “Board” means the Board of Directors of the Company.

2.3 “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific Section of the Code or regulation thereunder shall include such Section or regulation, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

2.4 “Committee” shall mean the committee appointed by the Board to administer the Plan. Any member of the Committee may resign at any time by notice in writing mailed or delivered to the Secretary of the Company. As of the effective date of the Plan, the Plan shall be administered by the Compensation Committee of the Board.

2.5 “Common Stock” means the common stock of the Company.

2.6 “Company” means Novatel Wireless, Inc., a Delaware corporation.

2.7 “Compensation” means a Participant’s regular wages. The Committee, in its discretion, may (on a uniform and nondiscriminatory basis) establish a different definition of Compensation prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.8 “Eligible Employee” means every Employee of an Employer, except (a) any Employee who immediately after the grant of an option under the Plan, would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company (including stock attributed to such Employee pursuant to Section 424(d) of the Code), or (b) as provided in the following sentence. The Committee, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date, determine (on a uniform and nondiscriminatory basis) that an Employee shall not be an Eligible Employee if he or she: (1) has not completed at least two years of service since his or her last hire date (or such lesser period of time as may be determined by the Committee in its discretion), (2) customarily works not more than 20 hours per week (or such lesser period of time as may be determined by the Committee in its discretion), (3) customarily works not more than 5 months per calendar year (or such lesser period of time as may be determined by the Committee in its discretion), or (4) is an officer or other manager.

2.9 “Employee” means an individual who is a common-law employee of any Employer, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

2.10 “Employer” or “Employers” means any one or all of the Company, and those Subsidiaries which, with the consent of the Board, have adopted the Plan.

2.11 “Enrollment Date” means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time.

2.12 “Grant Date” means any date on which a Participant is granted an option under the Plan.

2.13 “Participant” means an Eligible Employee who (a) has become a Participant in the Plan pursuant to Section 4.1 and (b) has not ceased to be a Participant pursuant to Section 8 or Section 9.

2.14 “Plan” means the Novatel Wireless, Inc. 2000 Employee Stock Purchase Plan, as set forth in this instrument and as hereafter amended from time to time.

2.15 “Purchase Date” means such dates as may be determined by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

2.16 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 3

SHARES SUBJECT TO THE PLAN

3.1 Number Available. 242,501 shares of Common Stock are currently available for issuance pursuant to the Plan. On the first day of each fiscal year of the Company, Shares will be added to the Plan equal to the lesser of (a) 0.5% of the outstanding Shares on the last day of the prior fiscal year, (b) 18,000 Shares, or such lesser number of Shares as may be determined by the Board in its sole discretion. Shares sold under the Plan may be newly issued shares or treasury shares.

3.2 Adjustments. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of the Company, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan.

SECTION 4

ENROLLMENT

4.1 Participation. Each Eligible Employee may elect to become a Participant by enrolling or re-enrolling in the Plan effective as of any Enrollment Date. In order to enroll, an Eligible Employee must complete, sign and submit to the Company an enrollment form in such form, manner and by such deadline as may be specified by the Committee from time to time (in its discretion and on a nondiscriminatory basis). Any Participant whose option expires and who has not withdrawn from the Plan automatically will be re-enrolled in the Plan on the

Enrollment Date immediately following the Purchase Date on which his or her option expires. Any Participant whose option has not expired and who has not withdrawn from the Plan automatically will be deemed to be un-enrolled from the Participant’s current option and be enrolled as of a subsequent Enrollment Date if the price per Share on such subsequent Enrollment Date is lower than the price per Share on the Enrollment Date relating to the Participant’s current option.

4.2 Payroll Withholding. On his or her enrollment form, each Participant must elect to make Plan contributions via payroll withholding from his or her Compensation. Pursuant to such procedures as the Committee may specify from time to time, a Participant may elect to have withholding equal to a whole percentage from 1% to 10% (or such lesser percentage that the Committee may establish from time to time for all options to be granted on any Enrollment Date). A Participant may elect to increase or decrease his or her rate of payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. A Participant may stop his or her payroll withholding by submitting a new enrollment form in accordance with such procedures as may be established by the Committee from time to time. In order to be effective as of a specific date, an enrollment form must be received by the Company no later than the deadline specified by the Committee, in its discretion and on a nondiscriminatory basis, from time to time. Any Participant who is automatically re-enrolled in the Plan will be deemed to have elected to continue his or her contributions at the percentage last elected by the Participant.

SECTION 5

OPTIONS TO PURCHASE COMMON STOCK

5.1 Grant of Option. On each Enrollment Date on which the Participant enrolls or re-enrolls in the Plan, he or she shall be granted an option to purchase shares of Common Stock.

5.2 Duration of Option. Each option granted under the Plan shall expire on the earliest to occur of (a) the completion of the purchase of shares on the last Purchase Date occurring within 24 months of the Grant Date of such option, (b) such shorter option period as may be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date, or (c) the date on which the Participant ceases to be such for any reason. Until otherwise determined by the Committee for all options to be granted on an Enrollment Date, the period referred to in clause (b) in the preceding sentence shall mean the period from the applicable Enrollment Date through the last business day prior to the immediately following Enrollment Date.

5.3 Number of Shares Subject to Option. The number of shares available for purchase by each Participant under the option will be established by the Committee from time to time prior to an Enrollment Date for all options to be granted on such Enrollment Date.

5.4 Other Terms and Conditions. Each option shall be subject to the following additional terms and conditions:

(a) payment for shares purchased under the option shall be made only through payroll withholding under Section 4.2;

(b) purchase of shares upon exercise of the option will be accomplished only in accordance with Section 6.1;

(c) the price per share under the option will be determined as provided in Section 6.1; and

(d) the option in all respects shall be subject to such other terms and conditions (applied on a uniform and nondiscriminatory basis), as the Committee shall determine from time to time in its discretion.

SECTION 6

PURCHASE OF SHARES

6.1 Exercise of Option. Subject to Section 6.2, on each Purchase Date, the funds then credited to each Participant’s account shall be used to purchase whole shares of Common Stock. Any cash remaining after whole shares of Common Stock have been purchased shall be carried forward in the Participant’s account for the purchase of shares on the next Purchase Date. The price per Share of the Shares purchased under any option granted under the Plan shall be eighty-five percent (85%) of the lower of:

(a) the closing price per Share on the Grant Date for such option on the NASDAQ National Market System; or

(b) the closing price per Share on the Purchase Date on the NASDAQ National Market System;

provided, however, that with respect to any Grant Date under the Plan that coincides with the date of the final prospectus for the initial public offering of the Common Stock, the price in clause (a) above shall be the price per Share at which shares of Common Stock are initially offered for sale to the public by the Company’s underwriters in such offering.

6.2 Delivery of Shares. As directed by the Committee in its sole discretion, shares purchased on any Purchase Date shall be delivered directly to the Participant or to a custodian or broker (if any) designated by the Committee to hold shares for the benefit of the Participants. As determined by the Committee from time to time, such shares shall be delivered as physical certificates or by means of a book entry system.

6.3 Exhaustion of Shares. If at any time the shares available under the Plan are over-enrolled, enrollments shall be reduced proportionately to eliminate the over-enrollment. Such reduction method shall be “bottom up,” with the result that all option exercises for one share shall be satisfied first, followed by all exercises for two shares, and so on, until all available shares have been exhausted. Any funds that, due to over-enrollment, cannot be applied to the purchase of whole shares shall be refunded to the Participants (without interest thereon).

SECTION 7

WITHDRAWAL

7.1 Withdrawal. A Participant may withdraw from the Plan by submitting a completed enrollment form to the Company. A withdrawal will be effective only if it is received by the Company by the deadline specified by the Committee (in its discretion and on a uniform and nondiscriminatory basis) from time to time. When a withdrawal becomes effective, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon).

SECTION 8

CESSATION OF PARTICIPATION

8.1 Termination of Status as Eligible Employee. A Participant shall cease to be a Participant immediately upon the cessation of his or her status as an Eligible Employee (for example, because of his or her termination of employment from all Employers for any reason). As soon as practicable after such cessation, the Participant’s payroll contributions shall cease and all amounts then credited to the Participant’s account shall be distributed to him or her (without interest thereon). If a Participant is on a Company-approved leave of absence, his or her participation in the Plan shall continue for so long as he or she remains an Eligible Employee and has not withdrawn from the Plan pursuant to Section 7.1.

SECTION 9

DESIGNATION OF BENEFICIARY

9.1 Designation. Each Participant may, pursuant to such uniform and nondiscriminatory procedures as the Committee may specify from time to time, designate one or more Beneficiaries to receive any amounts credited to the Participant’s account at the time of his or her death. Notwithstanding any contrary provision of this Section 9, Sections 9.1 and 9.2 shall be operative only after (and for so long as) the Committee determines (on a uniform and nondiscriminatory basis) to permit the designation of Beneficiaries.

9.2 Changes. A Participant may designate different Beneficiaries (or may revoke a prior Beneficiary designation) at any time by delivering a new designation (or revocation of a prior designation) in like manner. Any designation or revocation shall be effective only if it is received by the Committee. However, when so received, the designation or revocation shall be effective as of the date the designation or revocation is executed (whether or not the Participant still is living), but without prejudice to the Committee on account of any payment made before the change is recorded. The last effective designation received by the Committee shall supersede all prior designations.

9.3 Failed Designations. If a Participant dies without having effectively designated a Beneficiary, or if no Beneficiary survives the Participant, the Participant’s Account shall be payable to his or her estate.

SECTION 10

ADMINISTRATION

10.1 Plan Administrator. The Plan shall be administered by the Committee. The Committee shall have the authority to control and manage the operation and administration of the Plan.

10.2 Actions by Committee. Each decision of a majority of the members of the Committee then in office shall constitute the final and binding act of the Committee. The Committee may act with or without a meeting being called or held and shall keep minutes of all meetings held and a record of all actions taken by written consent.

10.3 Powers of Committee. The Committee shall have all powers and discretion necessary or appropriate to supervise the administration of the Plan and to control its operation in accordance with its terms, including, but not by way of limitation, the following discretionary powers:

(a) To interpret and determine the meaning and validity of the provisions of the Plan and the options and to determine any question arising under, or in connection with, the administration, operation or validity of the Plan or the options;

(b) To determine any and all considerations affecting the eligibility of any employee to become a Participant or to remain a Participant in the Plan;

(c) To cause an account or accounts to be maintained for each Participant;

(d) To determine the time or times when, and the number of shares for which, options shall be granted;

(e) To establish and revise an accounting method or formula for the Plan;

(f) To designate a custodian or broker to receive shares purchased under the Plan and to determine the manner and form in which shares are to be delivered to the designated custodian or broker;

(g) To determine the status and rights of Participants and their Beneficiaries or estates;

(h) To employ such brokers, counsel, agents and advisers, and to obtain such broker, legal, clerical and other services, as it may deem necessary or appropriate in carrying out the provisions of the Plan;

(i) To establish, from time to time, rules for the performance of its powers and duties and for the administration of the Plan;

(j) To adopt such procedures and subplans as are necessary or appropriate to permit participation in the Plan by employees who are foreign nationals or employed outside of the United States;

(k) To delegate to any one or more of its members or to any other person, severally or jointly, the authority to perform for and on behalf of the Committee one or more of the functions of the Committee under the Plan.

10.4 Decisions of Committee. All actions, interpretations, and decisions of the Committee shall be conclusive and binding on all persons, and shall be given the maximum possible deference allowed by law.

10.5 Administrative Expenses. All expenses incurred in the administration of the Plan by the Committee, or otherwise, including legal fees and expenses, shall be paid and borne by the Employers, except any stamp duties or transfer taxes applicable to the purchase of shares may be charged to the account of each Participant. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but fees and taxes (including brokerage fees) for the transfer, sale or resale of shares by a Participant, or the issuance of physical share certificates, shall be borne solely by the Participant.

10.6 Eligibility to Participate. No member of the Committee who is also an employee of an Employer shall be excluded from participating in the Plan if otherwise eligible, but he or she shall not be entitled, as a member of the Committee, to act or pass upon any matters pertaining specifically to his or her own account under the Plan.

10.7 Indemnification. Each of the Employers shall, and hereby does, indemnify and hold harmless the members of the Committee and the Board, from and against any and all losses, claims, damages or liabilities (including attorneys’ fees and amounts paid, with the approval of the Board, in settlement of any claim) arising out of or resulting from the implementation of a duty, act or decision with respect to the Plan, so long as such duty, act or decision does not involve gross negligence or willful misconduct on the part of any such individual.

SECTION 11

AMENDMENT, TERMINATION, AND DURATION

11.1 Amendment, Suspension, or Termination. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason.

If the Plan is terminated, the Board, in its discretion, may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all amounts then credited to Participants’ accounts which have not been used to purchase shares shall be returned to the Participants (without interest thereon) as soon as administratively practicable.

11.2 Duration of the Plan. The Plan shall commence on the date specified herein, and subject to Section 11.1 (regarding the Board’s right to amend or terminate the Plan), shall remain in effect for ten (10) years from the effective date.

SECTION 12

GENERAL PROVISIONS

12.1 Participation by Subsidiaries. One or more Subsidiaries of the Company may become participating Employers by adopting the Plan and obtaining approval for such adoption from the Board. By adopting the Plan, a Subsidiary shall be deemed to agree to all of its terms, including (but not limited to) the provisions granting exclusive authority (a) to the Board to amend the Plan, and (b) to the Committee to administer and interpret the Plan. An Employer may terminate its participation in the Plan at any time. The liabilities incurred under the Plan to the Participants employed by each Employer shall be solely the liabilities of that Employer, and no other Employer shall be liable for benefits accrued by a Participant during any period when he or she was not employed by such Employer.

12.2 Inalienability. In no event may either a Participant, a former Participant or his or her Beneficiary, spouse or estate sell, transfer, anticipate, assign, hypothecate, or otherwise dispose of any right or interest under the Plan; and such rights and interests shall not at any time be subject to the claims of creditors nor be liable to attachment, execution or other legal process. Accordingly, for example, a Participant’s interest in the Plan is not transferable pursuant to a domestic relations order.

12.3 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

12.4 Requirements of Law. The granting of options and the issuance of shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as the Committee may determine are necessary or appropriate.

12.5 Compliance with Rule 16b-3. Any transactions under this Plan with respect to officers (as defined in Rule 16a-1 promulgated under the 1934 Act) are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

12.6 No Enlargement of Employment Rights. Neither the establishment or maintenance of the Plan, the granting of options, the purchase of shares, nor any action of any Employer or the Committee, shall be held or construed to confer upon any individual any right to be continued as an employee of the Employer nor, upon dismissal, any right or interest in any specific assets of the Employers other than as provided in the Plan. Each Employer expressly reserves the right to discharge any employee at any time, with or without cause.

12.7 Apportionment of Costs and Duties. All acts required of the Employers under the Plan may be performed by the Company for itself and its Subsidiaries, and the costs of the Plan may be equitably apportioned by the Committee among the Company and the other Employers. Whenever an Employer is permitted or required under the terms of the Plan to do or perform any act, matter or thing, it shall be done and performed by any officer or employee of the Employers who is thereunto duly authorized by the Employers.

12.8 Construction and Applicable Law. The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code. Any provision of the Plan which is inconsistent with Section 423(b) of the Code shall, without further act or amendment by the Company or the Committee, be reformed to comply with the requirements of Section 423(b). The provisions of the Plan shall be construed, administered and enforced in accordance with such Section and with the laws of the State of California (excluding California’s conflict of laws provisions).

12.9 Captions. The captions contained in and the table of contents prefixed to the Plan are inserted only as a matter of convenience, and in no way define, limit, enlarge or describe the scope or intent of the Plan nor in any way shall affect the construction of any provision of the Plan.

EXECUTION

IN WITNESS WHEREOF, Novatel Wireless, Inc., by its duly authorized officer, has executed this Plan.

NOVATEL WIRELESS, INC.

By:	/s/ PETER V. LEPARULO
Title:	Executive Chairman

REVOCABLE PROXY

Novatel Wireless, Inc.

Annual Meeting of Stockholders — June 21, 2007

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Novatel Wireless, Inc. (the “Company”) acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement dated April 30, 2007 and, revoking any proxy heretofore given, hereby appoints Peter Lepaurlo and Catherine Ratcliffe, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Meeting”) to be held on Thursday, June 21, 2007, at 2:00 p.m., Pacific Daylight Time, at the Woodfin Hotel, 10044 Pacific Mesa Blvd., San Diego, California 92121, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE OF “FOR” THE ELECTION OF THE NOMINEE TO THE BOARD OF DIRECTORS LISTED BELOW, “FOR” THE AMENDMENT OF THE 2000 STOCK INCENTIVE PLAN, “FOR” THE AMENDMENT OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S).

PLEASE MARK YOUR VOTE IN THE APPROPRIATE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY: x

*DETACH PROXY CARD HERE*

PLEASE DETACH HERE

*	You Must Detach This Portion of the Proxy Card * Before Returning it in the Enclosed Envelope

Proposal 1. ELECTION OF DIRECTOR: To elect one director to serve for a three-year term ending at the 2010 annual meeting of stockholders or until his successor is elected and qualified.

Nominee:

01 Greg Lorenzetti   ☐    FOR  ☐    WITHHOLD

Proposal 2. AMENDMENT OF 2000 STOCK INCENTIVE PLAN. To approve the amendment of the 2000 Stock Incentive Plan to increase the number of shares reserved for issuance under the plan by 2,000,000.

☐    FOR    ☐    AGAINST    ☐    ABSTAIN

Proposal 3. AMENDMENT OF 2000 EMPLOYEE STOCK PURCHASE PLAN. To approve the amendment of the 2000 Employee Stock Purchase Plan to increase the number of shares reserved for issuance under the plan by 200,000.

☐    FOR    ☐    AGAINST    ☐    ABSTAIN

Proposal 4. RATIFICATION OF SELECTION OF KPMG, LLP. To ratify the selection of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2007.

☐    FOR    ☐    AGAINST    ☐    ABSTAIN

OTHER BUSINESS.

In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

In their discretion, the proxy holders are authorized to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof. This proxy will be voted as directed herein or, if no contrary direction is indicated, will be voted FOR approval of Proposals 1, 2, 3 and 4.

I (We) ☐ do ☐ do not expect to attend the Meeting.

PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED

(Please date this Proxy and sign your name as it appears on your stock certificate. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

Dated:                     , 2007.

Signature

Signature